UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the SEC Only (As Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

NRX PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NRx Pharmaceuticals, Inc.
1201 Orange Street, Suite 600
Wilmington, DE 19801
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 19, 2023
November 22, 2023
Dear Stockholder,
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of NRx Pharmaceuticals, Inc., a Delaware corporation (the “Company”) to be held on December 19, 2023, at 11:00 a.m., Eastern Time, in virtual-only format at https://www.cstproxy.com/nrxpharma/am2023.
The attached Notice of Annual Meeting of Stockholders and the accompanying proxy statement (the “Proxy Statement”) describe the business we will conduct at the Annual Meeting and provide information about us that you should consider when you vote your shares.
At the Annual Meeting, we will ask stockholders to:
(1)
elect Janet Rehnquist as a Class II member of the Company’s Board of Directors (the “Board”), to serve until the 2026 annual meeting of stockholders or until the appointment, election, and qualification of her successor;

(2)
approve a proposed amendment to the NRx Pharmaceuticals, Inc. 2021 Omnibus Incentive Plan (the “Omnibus Plan”) to increase the maximum number of shares of Common Stock available for issuance under the Omnibus Plan from 6,713,608 to 8,713,608 shares, of which the maximum number of shares that may be delivered pursuant to the exercise of incentive stock options under the Omnibus Plan shall be increased from 2,500,000 shares to 100% of the aggregate maximum amount of shares under the Omnibus Plan;

(3)
ratify the selection of Salberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2023;

(4)
approve, on an advisory basis, the compensation of our named executive officers as set forth in the Proxy Statement;

(5)
approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation; and

(6)
transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors unanimously recommends a vote of every “Three Years” for the approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation, and a vote of “For” in all other matters considered at the Annual Meeting.
We hope you will be able to attend the Annual Meeting. When you have finished reading the Proxy Statement, you are urged to vote in accordance with the instructions set forth in the Proxy Statement. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail to ensure that your shares will be represented and voted at the Annual Meeting and the presence of a quorum.
Thank you for your ongoing support. We look forward to seeing you at our Annual Meeting.
Sincerely,
/s/ Stephen Willard Stephen Willard, Acting Corporate Secretary

NRx Pharmaceuticals, Inc.
1201 Orange Street, Suite 600
Wilmington, DE 19801
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ANNUAL MEETING DATE: DECEMBER 19, 2023
To the Stockholders:
The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of NRx Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held on December 19, 2023, at 11:00 a.m., Eastern Time, in virtual-only format at https://www.cstproxy.com/nrxpharma/am2023 for the following purposes:
(1)
to elect Janet Rehnquist as a Class II member of the Company’s Board of Directors (the “Board”), to serve until the 2026 annual meeting of stockholders or until the appointment, election, and qualification of her successor;

(2)
to approve a proposed amendment to the NRx Pharmaceuticals, Inc. 2021 Omnibus Incentive Plan (the “Omnibus Plan”) to increase the maximum number of shares of Common Stock available for issuance under the Omnibus Plan from 6,713,608 to 8,713,608 shares, of which the maximum number of shares that may be delivered pursuant to the exercise of incentive stock options under the Omnibus Plan shall be increased from 2,500,000 shares to 100% of the aggregate maximum amount of shares under the Omnibus Plan;

(3)
to ratify the selection of Salberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2023;

(4)
to approve, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the accompanying proxy statement (the “Proxy Statement”);

(5)
to approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation; and

(6)
to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items are more fully described in the accompanying Proxy Statement, which forms a part of this Notice of Annual Meeting of Stockholders. As of the date of the Proxy Statement, we do not know of any other matters to be raised at the Annual Meeting other than those described in the Proxy Statement.
The Annual Meeting will be conducted in a virtual-only format. The Board believes that a virtual meeting will enable increased stockholder accessibility while allowing for meeting efficiency and reduced costs. You will be able to attend the Annual Meeting virtually, vote your shares, and submit your questions during the meeting by visiting https://www.cstproxy.com/nrxpharma/am2023. Details regarding how to attend the Annual Meeting online are more fully described in the accompanying Proxy Statement.

Stockholders entitled to notice of and to vote at the Annual Meeting shall be determined as of the close of business on November 14, 2023, the record date fixed by our Board for such purpose. A list of stockholders of record will be available at the Annual Meeting and during the ten days prior to the Annual Meeting at the office of the Secretary at the above address.
All stockholders are cordially invited to attend the Annual Meeting. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail to ensure that your shares will be represented and voted at the Annual Meeting and the presence of a quorum.
Thank you for your continued support of NRx Pharmaceuticals, Inc. We look forward to seeing you at the Annual Meeting.
By Order of the Board,
/s/ Sharon A. Glied, Ph.D. Sharon A. Glied, Ph.D. Director Wilmington, Delaware November 22, 2023

i

November 22, 2023
NRx Pharmaceuticals, Inc.
1201 Orange Street, Suite 600
Wilmington, DE 19801
(484) 254-6134
PROXY STATEMENT
This proxy statement (the “Proxy Statement”), the attached Notice of Annual Meeting of Stockholders (the “Notice”) and the enclosed proxy card are being mailed to stockholders of record on or about November 22, 2023 and are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of NRx Pharmaceuticals, Inc. (the “Company,” “we,” or “us”) for use at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on December 19, 2023, at 11:00 a.m., Eastern Time, in virtual-only format at https://www.cstproxy.com/nrxpharma/am2023, and at any adjournments or postponements thereof. Although not part of this Proxy Statement, we are also sending along with this Proxy Statement, our Annual Report on Form 10-K, which includes our financial statements and related notes thereto for the fiscal year ended December 31, 2022 (as amended on Form 10-K/A, the “2022 Annual Report”).
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 19, 2023.
This Proxy Statement and our 2022 Annual Report are available for viewing, printing and downloading at www.nrxpharma.com.
Additionally, you can find a copy of our 2022 Annual Report on the website of the Securities and Exchange Commission (the “SEC”) at https://www.sec.gov, or in the “Financial Information” section of the “Investor Relations” section of our website at https://www.nrxpharma.com. You may also obtain a printed copy of our 2022 Annual Report, free of charge, from us by sending a written request to: Attention: Secretary, NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, DE 19801. Exhibits to the 2022 Annual Report will be provided upon written request and payment of an appropriate processing fee.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
What is a proxy?
A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Stephen H. Willard as your proxy. The proxy will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.
What is a proxy statement?
A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your shares at the Annual Meeting.
What am I voting on?
At the Annual Meeting, you will be asked to act upon the matters outlined in the Notice, which include the following:
(1)
the election of Janet Rehnquist as a Class II member of our Board, to serve until the 2026 annual meeting of stockholders or until the appointment, election, and qualification of her successor (“Proposal 1”);

(2)
the approval of a proposed amendment to the Omnibus Plan to increase the maximum number of shares of Common Stock available for issuance under the Omnibus Plan from 6,713,608 to 8,713,608 shares, of which the maximum number of shares that may be delivered pursuant to the exercise of incentive stock options under the Omnibus Plan shall be increased from 2,500,000 shares to 100% of the aggregate maximum amount of shares under the Omnibus Plan (“Proposal 2”);

(3)
the ratification the selection of Salberg & Company, P.A. as our independent auditors for the fiscal year ending December 31, 2023 (“Proposal 3”);

(4)
the approval, on an advisory basis, the compensation of our Named Executive Officers as set forth in this Proxy Statement (“Proposal 4”);

(5)
the approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation (“Proposal 5”); and

(6)
the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What happens if additional matters are presented at the Annual Meeting?
The Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy.
Who is entitled to vote at the Annual Meeting, and how many votes do they have?
Only common stockholders of record as of the close of business on November 14, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, 85,167,479 shares of our common stock, $0.001 par value per share (the “Common Stock”), were issued and outstanding. Each share of common stock outstanding as of the Record Date will be entitled to one vote, and stockholders may vote such shares by voting online at the Annual Meeting or by proxy.
How can I access the virtual Annual Meeting?
We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting virtually, vote your shares electronically and submit questions during the meeting by visiting https://www.cstproxy.com/nrxpharma/am2023. We will try to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit inappropriate language or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Instructions on how to participate in and attend the Annual Meeting virtually via the Internet, including instructions on how to demonstrate proof of ownership, will be posted at https://www.cstproxy.com/nrxpharma/am2023.
What constitutes a quorum?
The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Abstentions, withheld votes and “broker non-votes,” if any, will be included in the calculation of the number of shares considered to be present at the Annual Meeting to determine whether a quorum has been established.
Regardless of whether a quorum is present at the Annual Meeting, the vote of a majority of the shares entitled to vote at the Annual Meeting, represented in person virtually or by proxy, may adjourn the Annual Meeting to a later date or dates, without notice other than announcement at the Annual Meeting. If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Annual Meeting.
How do I vote?
The proxy is solicited by the Board and is revocable by you any time before it is voted. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote online at the Annual Meeting, although the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any stockholder delivering a proxy has the right to revoke it by either (1) filing a written revocation with our Secretary at NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, DE 19801, (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy, or (3) voting online at the Annual Meeting and voting by ballot. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or withheld with respect to Proposal 1, voted for, against, or abstain with respect to Proposals 2, 3, and 4, and voted every “one year,” “two years,” or “three years” with respect to Proposal 5. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), or you have stock certificates registered in your name, you may vote:
•
By mail.   Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board.

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By Internet or by telephone.   Follow the instructions attached to the proxy card to vote by Internet or telephone.

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During the Annual Meeting.   Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at https://www.cstproxy.com/nrxpharma/am2023.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on December 18, 2023.
What if I change my mind after I return my proxy card?
Any stockholder delivering a proxy has the right to revoke it by either (1) filing a written revocation with our Secretary at NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, DE 19801, (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy, or (3) voting online at the Annual Meeting and voting by ballot. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What is the difference between a stockholder of record and a “street name” holder?
If your shares are registered directly in your name with Continental, our transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.
If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner of your shares, you must provide the bank, broker, or other holder of record with instructions on how to vote your shares, and can do so as follows:
•
By mail.   Follow the instructions you receive from your broker or other nominee explaining how to vote your shares.

•
By Internet or by telephone.   Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

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During the Annual Meeting.   Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at https://www.cstproxy.com/nrxpharma/am2023.

What is a broker non-vote?
Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter, or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. None of the proposals being presented at this meeting are considered a “routine matter.” Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposal 1, Proposal 2, or Proposal 3, no votes will be cast on such proposals on your behalf. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for any proposal.
If I am a beneficial owner of shares, can my brokerage firm vote my shares?
If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the NYSE, None of the proposals being presented at this meeting are considered a “routine matter.” Accordingly, brokers will not have such discretionary authority to vote your unvoted shares on any proposal at the Annual Meeting without receiving instructions from you. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for any proposal.

How are abstentions and broker non-votes treated for purposes of the Annual Meeting?
The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.
All properly executed proxies returned in time to be cast at the Annual Meeting will be voted. If your shares are registered in your name, they will not be counted if you do not vote as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares, the bank, broker or other holder of record will not have the authority to vote your unvoted shares on any proposal described in this proxy statement if it does not receive instructions from you. Accordingly, we encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.
What vote is required to approve each proposal?
The following sets forth the vote required to approve the proposals and how votes are counted:
Proposal 1: Election of Class II Director	The affirmative vote of a plurality of the votes cast is required to elect Janet Rehnquist, the director nominee, as a Class II member of our Board for a term ending at the 2026 annual meeting of stockholders or the appointment, election, and qualification of her successor. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 1. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. You may also choose to withhold your vote.
Proposal 2: Amendment of Omnibus Plan	Assuming the presence of a quorum, the approval of the Proposal 2 will require the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on this proposal. Broker non-votes and abstentions will have no effect on the outcome of the vote on this proposal.
Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 3. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Salberg & Company, P.A. as our independent registered public accounting firm for the year ending December 31, 2023, the audit committee of our Board will reconsider its selection.
Proposal 4: Approval, on an advisory basis, of the compensation of our Named Executive	The affirmative vote the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on this proposal is required to approve, on an advisory basis, the compensation of our Named Executive Officers (as defined herein) as set forth in this Proxy Statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 4. As a result, any shares not voted

Officers as set forth in this Proxy Statement	by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. You may also choose to withhold your vote. The vote on Proposal 4 is a non-binding advisory vote.
Proposal 5: Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation	The alternative among “EVERY THREE YEARS,” “EVERY TWO YEARS,” and “EVERY ONE YEAR” that receives the highest number of votes from the stockholders represented in person virtually or by proxy and entitled to vote at the Annual Meeting will be deemed to be the frequency preferred by our stockholders. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 5. As a result, any shares not voted by a customer will be treated as a broker non-vote. Broker non-votes and abstentions will have no effect on the results of this vote. The vote on Proposal 5 is a non-binding advisory vote.
If you hold your shares in street name, it is critical that you cast your vote for Proposal 1, Proposal 2, Proposal 4 and Proposal 5. Your bank, broker, or other holder of record only has discretionary authority to vote any uninstructed shares Proposal 3.
What happens if a director nominee is unable to stand for election?
Our Board of Directors may select a substitute nominee. If you have completed, signed and returned your proxy card, the proxy can vote your shares for the substitute nominee.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.
Who is being nominated for director?
The Class II director candidate nominated for election at the Annual Meeting is Ms. Janet Rehnquist.
Why are the compensation proposal (Proposal 4) and the frequency proposal (Proposal 5) being included among the items to be considered at the Annual Meeting?
We have included the compensation proposal (Proposal 4) and the frequency proposal (Proposal 5) among the items to be considered at the Annual Meeting in order to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act.
Who is our independent registered public accounting firm and will they be represented at the Annual Meeting?
KPMG LLP served as our independent registered public accounting firm auditing and reporting on our financial statements for the year ended December 31, 2022, and Salberg & Company, P.A. is expected to serve as our independent registered public accounting firm auditing and reporting on our financial statements for the year ended December 31, 2023. We do not expect that representatives of KPMG LLP or Salberg & Company, P.A. will be present at the Annual Meeting.
Are there any other matters to be acted upon at the Annual Meeting?
Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days following the date of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amendment to the initial Form 8-K to disclose the final voting results within four business days after such final voting results are known.
Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Annual Meeting?
No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matter to be voted on at the Annual Meeting.
Who is soliciting proxies, how are they being solicited, and who pays the cost?
Our Board is making this solicitation of proxies for the Annual Meeting. We will bear all costs of such solicitation, including the cost of preparing and distributing this Proxy Statement and the enclosed form of proxy, and the cost of hosting the virtual Annual Meeting. After the initial distribution of this Proxy Statement, proxies may be solicited by mail, telephone, or personally by our directors, officers, employees or agents. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.
We have engaged Continental, our transfer agent, to host the virtual Annual Meeting and manage the production and distribution of this Proxy Statement. We expect to pay Continental approximately $12,000 for their services.
What is “householding” and how does it affect me?
With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy materials in the future, he or she may contact us by sending a request to our Secretary at NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, Delaware 19801. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary or by contacting us at the above address or phone number.
We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.
May I access and receive proxy materials electronically?
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
If you are a stockholder of record, you can choose this option and save us the cost of producing and mailing these documents by visiting www.cstproxy.com/nrxpharma/am2023, accessing your account information and following the instructions provided.
Who can help answer my questions?
The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have further questions, or need additional materials, please feel free to contact our Secretary at NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, Delaware 19801.

CORPORATE GOVERNANCE
Our Board manages or directs the business and affairs of the Company, as provided by the Delaware General Corporation Law (the “DGCL”) and conducts its business through meetings of the Board and three standing committees: the audit committee (the “Audit Committee”), the compensation committee (the “Compensation Committee”) and the nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”).
Our Board evaluates our corporate governance policies on an ongoing basis with a view towards maintaining the best corporate governance practices in the context of our current business environment and aligning our governance practices closely with the interest of our stockholders. Our Board and management value the perspective of our stockholders and encourage stockholders to communicate with the Board as described under the heading “Communications with the Board” below.
Classified Board of Directors
In accordance with our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and our Second Amended and Restated Bylaws (the “Bylaws”), our Board is divided into three classes with staggered, three year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire are elected to serve from the time of election and qualification until the third annual meeting of stockholders following election. Our directors are divided among the three classes as follows:
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the Class I director is Chaim Hurvitz, and his term expires at our 2025 annual meeting of stockholders;

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the Class II directors are Sharon A. Glied, Ph.D. and Aaron Gorovitz, and their terms will expire at the Annual Meeting; and

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the Class III directors are Stephen H. Willard, Patrick J. Flynn and Jonathan Javitt, M.D., M.P.H., and their terms will expire at the 2024 annual meeting of stockholders

Our Certificate of Incorporation provides that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company. Subject to the special rights of the holders of one or more outstanding series of preferred stock to elect directors, our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of our outstanding voting stock entitled to vote in the election of directors.
Director Independence
Our Board has determined that Sharon A. Glied, Ph.D., Patrick J. Flynn, Aaron Gorovitz, and Chaim Hurvitz are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules.
Board Committees and Meetings
Our Board directs the management of our business and affairs, as provided by the DGCL, and conducts its business through meetings of the Board and standing committees. We have a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.
Controlled Company Status
From the consummation of the business combination that formed the Company in March 2021 and through October 2021, the Company qualified as a “controlled company” pursuant to the listing rules of Nasdaq. In accordance with such rules, a company that has ceased to be a “controlled company” within the meaning of the Nasdaq listing rules shall be permitted to phase-in the requirement to have a majority independent board and independent nominations and compensation committees on the same schedule as companies listing with their initial public offering. Accordingly, the Company was required to be fully compliant with the requirement to have a majority independent board, compensation committee and nominations committee by October 2022, which are described further below.
Audit Committee
Our Audit Committee is responsible for, among other things:
•
appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

•
discussing with our independent registered public accounting firm their independence from management;

•
reviewing, with our independent registered public accounting firm, the scope and results of their audit;

•
approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;

•
overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

•
reviewing our policies on risk assessment and risk management;

•
reviewing related person transactions; and

•
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Our Audit Committee consists of Messrs. Flynn, Gorovitz and Hurvitz, with Mr. Flynn serving as chair. Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of the Nasdaq Capital Market (“Nasdaq”) require that our Audit Committee be composed entirely of independent members. Our Board has affirmatively determined that Messrs. Flynn, Gorovitz and Hurvitz each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 of the Exchange Act and the Nasdaq rules. Each member of our Audit Committee also meets the financial literacy requirements of Nasdaq listing standards. In addition, our Board has determined that each of Messrs. Flynn, Gorovitz and Hurvitz qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our Board has adopted a written charter for the Audit Committee. The complete text of the Audit Committee’s current charter is available on our website at www.nrxpharma.com.
Compensation Committee
Our Compensation Committee is responsible for, among other things:
•
reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving, (either alone or, if directed by our Board, in conjunction with a majority of the independent members of the Board) the compensation of our Chief Executive Officer;

•
overseeing an evaluation of the performance of and reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;

•
reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans, policies and programs;

•
reviewing and approving all employment agreement and severance arrangements for our executive officers;

•
making recommendations to our Board regarding the compensation of our directors; and

•
retaining and overseeing any compensation consultants.

Our Compensation Committee consists of Messrs. Flynn, Gorovitz, and Hurvitz with Mr. Flynn serving as chair. Mr. Hurvitz was appointed to the Compensation Committee on March 30, 2023. Our Board has affirmatively determined that Messrs. Flynn, Gorovitz and Hurvitz each meet the definition of “independent director” for purposes of serving on the compensation committee under the Nasdaq rules, including the heightened independence standards for members of a compensation committee, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our Board has adopted a written charter for the Compensation Committee. The complete text of the Compensation Committee’s current charter is available on our website at www.nrxpharma.com.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for, among other things:
•
identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;

•
overseeing succession planning for our Chief Executive Officer and other executive officers;

•
periodically reviewing our Board’s leadership structure and recommending any proposed changes to our Board;

•
overseeing an annual evaluation of the effectiveness of our Board and its committees; and

•
developing and recommending to our Board a set of corporate governance guidelines.

Our Nominating and Corporate Governance Committee consists of Dr. Glied and Mr. Hurvitz, with Dr. Glied serving as chair. Mr. Hurvitz was appointed to the Nominating and Corporate Governance Committee on March 30, 2023. Our Board has affirmatively determined that Dr. Glied and Mr. Hurvitz each meet the definition of “independent director” under the Nasdaq rules. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee. The complete text of the Nominating and Corporate Governance Committee’s current charter is available on our website at www.nrxpharma.com.
Risk Oversight
Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Audit Committee is also responsible for discussing our policies with respect to risk assessment and risk management. Our Board believes its administration of its risk oversight function has not negatively affected our Board’s leadership structure.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serve as a member of the Board or Compensation Committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee.
Code of Business Conduct and Ethics
We adopted a written code of business conduct and ethics, our Business Code of Conduct and Anti-Corruption Policy (the “Code of Conduct”), that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The complete text of the Code of Conduct is available on our website at www.nrxpharma.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the Code of Conduct. The information contained in, or accessible through, our website does not constitute a part of this Proxy Statement. We have included our website address in this Proxy Statement solely as an inactive textual reference.

Policy Governing Director Attendance at Annual Meetings
The Company encourages and expects all of its directors to virtually attend the Annual Meeting. During the fiscal year ended December 31, 2022, there were 5 meetings of the Board. Each member of our Board attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she was a director), and (ii) the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).
Policies Governing Director Nominations
Securityholder Recommendations
Our Bylaws provide that nominations of any person for election to the Board at an annual meeting may be made at such meeting by a stockholder present in person virtually (A) who was a record owner of shares of the Company both at the time of giving the notice provided for in the Bylaws and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with the Bylaws as to such notice and nomination.
All stockholder recommendations for director candidates must be submitted to our Secretary at NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, Delaware 19801, who will forward all recommendations to the Nominating and Corporate Governance Committee. All stockholder recommendations for director candidates for the 2024 annual meeting of stockholders must be submitted to our Secretary on or before August 23, 2024, and must include the following information:
•
the name and address of the stockholder (including, if applicable, the name and address that appear on the Company’s books and records);

•
the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned by the stockholder;

•
the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” that constitutes a “call equivalent position” and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Company;

•
the name and address of the proposed director candidate (including, if applicable, the name and address that appear on the Company’s books and records);

•
the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned by the proposed director candidate, if applicable;

•
all information relating to such proposed director candidate that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected);

•
a description of any direct or indirect material interest in any material contract or agreement between or among the stockholder, on the one hand, and each proposed director candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand; and

•
a completed and signed questionnaire, representation and agreement, as specified in the Bylaws.

Board Leadership Structure
The Company does not have a formal policy regarding whether to separate the Chairman and Principal Executive Officer positions. Our Board believes that the decision to combine or separate the Chairman and Principal Executive Officer positions depends on the facts and circumstances facing the Company at a given time and could change over time. Currently, Stephen H. Willard serves as our current Chief Executive Officer and Principal Executive Officer (the “PEO”) of the Company. The current acting Chairman of our Board is Patrick J. Flynn.

As the Company evolves, the Board will regularly evaluate the Board leadership structure to ensure it continues to meet the needs of the Company, and to ensure that it provides strong, independent oversight for our stockholders. In particular, as part of this evaluation, the Board will take under consideration the outcomes of the Board and committee self-evaluation process as well as other factors, including the current state of the Company’s strategy and operations, recent performance, market and industry factors and peer company practices.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and changes of ownership of such securities with the SEC.
Based solely on a review of the reports received by the SEC, the Company believes that, during the fiscal year ended December 31, 2022, the Company’s officers, directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a), except as set forth below:
Name	Number of Late Reports	Number of Late Transactions
Patrick J. Flynn	1	1
Sharon A. Glied, Ph.D.	1	1
Aaron Gorovitz	1	1
Chaim Hurvitz	1	1
Communications with the Board
If you wish to communicate with any of our directors or the Board as a group, you may do so by writing to them at Name(s) of Director(s)/Board of Directors of NRx, Pharmaceuticals, Inc., c/o Secretary, NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, Delaware 19801.
We recommend that all correspondence be sent via certified U.S. Mail, return receipt requested. All correspondence received by the Secretary will be forwarded by the Secretary promptly to the addressee(s).

DIRECTORS AND EXECUTIVE OFFICERS
We have two Class II directors with terms expiring at the Annual Meeting: Sharon A. Glied, Ph.D. and Aaron Gorovitz Neither of Dr. Glied nor Mr. Gorovitz is standing for reelection at the Annual Meeting. Our Board has nominated Janet Rehnquist to serve as a Class II member of our Board until the 2026 annual meeting of stockholders or until the appointment, election, and qualification of her successor.
Information Regarding the Directors and Executive Officers
The following table sets forth, as of the date of this Proxy Statement, certain information regarding our current executive officers and directors who are responsible for overseeing the management of our business.
Name	Age	Position
Executive Officers and Directors:
Stephen H. Willard	62	Chief Executive Officer, Director
Jonathan Javitt, M.D., M.P.H.	66	Chief Scientist, Director
Riccardo Panicucci	62	CMC and Technical Operations Advisor
Richard Narido	45	Interim Chief Financial Officer
Patrick J. Flynn(1)(2)	74	Director
Sharon A. Glied, Ph.D.(3)	62	Director
Aaron Gorovitz(1)(2)	64	Director
Chaim Hurvitz(1)(2)(3)	62	Director

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of Nominating and Corporate Governance Committee.

Executive Officer and Director Biographies
Stephen H. Willard.   Mr. Willard has served as our Chief Executive Officer and as a member of the Board since July 2022. From 2012 to March 2021, Mr. Willard served, and since July 2022 has served, as a Director of Nozin, Inc., an infection prevention company and pioneer in nasal decolonization. From March 2021 to July 2022, Mr. Willard served as Executive Director of Nozin, Inc. From November 2013 to March 2021, Mr. Willard served as CEO of Cellphire Inc., (“Cellphire”) a leading company in platelet and cell stabilization, between, during which period he aided in the expansion of Cellphire, managed all aspects of its dynamic growth and oversaw all its operations. Prior to joining Cellphire, from 2000 to 2013, Mr. Willard served in executive roles at Flamel Technologies S.A (FLML), a drug delivery company. From 2000 to 2005, Mr. Willard served as CFO of Flamel and, from 2006 to 2013, Mr. Willard served as CEO of Flamel. From 2000 to 2014, Mr. Willard was also a member of the board of directors for E*TRADE Financial or its bank, a subsidiary of Morgan Stanley, which offers an electronic trading platform to trade financial assets. Mr. Willard has more than 20 years of experience as the CEO of pharma and biotech companies. Since 2018, Mr. Willard has served as a member of the National Science Board, which governs the National Science Foundation. Mr. Willard received a B.A. from Williams College in 1982 and a J.D. from Yale Law School in 1985.
Jonathan Javitt, M.D., M.P.H.   Dr. Javitt served as our Chief Executive Officer and Chairman of our Board from May 2021 until March 2022, and since March 2022, has served as Chief Scientist and as a member of our Board. He served as Chairman of the Board and the Chief Executive Officer of NeuroRx, Inc., the predecessor to the Company, from its founding in 2015. Prior to starting NeuroRx, Inc., he participated in leading drug and medical device development and commercialization projects for Allergan, Alcon, Eyetech, Merck, Novartis, Pfizer, and Pharmacia. He has played leadership roles in seven successful healthcare IT and biopharma start-up companies. He was appointed to healthcare leadership roles under President Ronald Reagan, George H.W. Bush, Clinton and George W. Bush. During the Reagan and Bush ‘41 administrations, he was designated as an Expert Consultant to the Department of Health and Human Services. President Clinton designated him as a Special Government Employee of the White House Executive Office of the President to serve on the 1993 Health Reform Task Force. Under President George W. Bush, he was commissioned to lead the Healthcare Committee of the President’s Information Technology Advisory Committee and to serve as a Special Employee of the Undersecretary of Defense. Dr. Javitt has published more than 200 scientific works in the areas of health outcomes and pharmacoeconomics that have been cited more than 31,000 times. Dr. Javitt holds an A.B. with Honors from Princeton University, an M.D. from Cornell University and a Masters of Public Health from the Harvard Chan School of Public Health. In 2015, he was designated an Alumnus of Merit, the highest honor bestowed by Harvard University to graduates of the School of Public Health. He continues to serve as an adjunct Professor of Ophthalmology at the Johns Hopkins School of Medicine and as a Senior Fellow of the Potomac Institute for Policy Studies.
Riccardo Panicucci.   Dr. Panicucci has served as our CMC and Technical Operations Advisor since January 2021. Rick is currently the Chief Technology Officer at BridgeBio Pharma and has served in this role since March 2018. Prior to joining BridgeBio, Dr. Panicucci served as VP of Pharmaceutical Development Services at WuXi STA from February 2015 to March 2018, where he provided scientific leadership in formulation development and GMP manufacturing. From 2004 to 2015, Dr. Panicucci served as Global Head of Chemical and Pharmaceutical Profiling (CPP) at Novartis. Dr. Panicucci has also led R&D groups at Vertex Pharmaceuticals, Symbollon Pharmaceuticals, Biogen, and Bausch & Lomb. Dr. Panicucci earned a Ph.D. in Chemistry from the University of Toronto and did a Post-Doctoral Fellowship at the University of California, Santa Barbara.
Richard Narido.   Mr. Narido has served as our Interim Chief Financial Officer since September 2023. Prior to his appointment as our Interim Chief Financial Officer, Mr. Narido served as the Chief Financial Officer of Lucira Health (“Lucira”) until Pfizer Inc.’s acquisition of Lucira in April 2023. From July 2018 to March 2021, Mr. Narido served in various roles at Assembly Biosciences, Inc., including most recently as Executive Director, Finance, Controllership and Treasury. From June 2014 to June 2018, Mr. Narido served in various roles at Bio-Rad Laboratories, Inc., including as Americas Head of Finance, Global Commercial Operations. Prior to June 2014, Mr. Narido held various finance roles, including Global Head Finance Reporting and Accounting for Novartis Vaccines and Diagnostics and several industry-related positions, including Business Unit Controller for McKesson Corporation. Mr. Narido started his career with PricewaterhouseCoopers’s Financial Audit and Assurance practice. Mr. Narido holds a Bachelor of Science degree from the University of San Francisco and a Master of Science degree from the Pepperdine Graziadio Business School.
Patrick J. Flynn.   Mr. Flynn has served as a member of our Board since May 2021. Mr. Flynn is an entrepreneur with more than 35 years of senior executive experience. He has provided leadership to numerous successful organizations including start-ups and growth-stage companies and has served in a variety of roles, including Executive Chairman, board member, CEO, COO, CFO and advisor. Mr. Flynn served as a member of the NeuroRx, Inc., the predecessor of the Company, board of directors from 2017. Since 2012, Mr. Flynn has been serving as a member of the board of directors for Common Sensing Inc., a data-driven hardware and software solutions company. Additionally, Mr. Flynn currently serves as the COO of Good Measures where he is responsible for the day-to-day operations of the company’s innovative approach to healthcare and nutrition services. Prior to joining Good Measures, Mr. Flynn was the co-founder of Predilytics, Inc. and served as Executive Chairman. Before joining Predilytics, Mr. Flynn contributed his expertise as COO and then as CEO to Health Dialog, where he helped build the business from an early-stage healthcare services organization to one of the world’s leading providers of healthcare analytics, healthcare services and decision support. Prior to this role, Flynn was a co-founder of Symmetrix, a management consulting firm specializing in healthcare and financial services. Mr. Flynn began his career with Bank of America where he held several positions over the course of 15 years, including Vice President of World Banking and Vice President of Risk Management. Mr. Flynn earned his B.S. in Finance from the Wharton School at the University of Pennsylvania.
Sharon A. Glied, Ph.D.   Dr. Glied has served as a member of our Board since May 2021. Dr. Glied served as a member of NeuroRx, Inc., the predecessor to our company’s board of directors from December 2015. Dr. Glied serves as the Dean of New York University’s Robert F. Wagner Graduate School of Public Service since August 2013. From 1989 to August 2013, Dr. Glied was the Professor of Health

Policy and Management at Columbia University’s Mailman School of Public Health, where she served as the Chair of the Department of Health Policy and Management from 1998 to 2009. In June 2010, Dr. Glied was confirmed by the U.S. Senate as Assistant Secretary for Planning and Evaluation at the Department of Health and Human Services, serving in that capacity from July 2010 through August 2012. She has previously also served as Assistant Secretary of Health under President Obama and as a member of the President’s Council of Economic Advisors under President Bush. She is one of the world’s leading experts on mental health policy. She has been elected to the Institute of Medicine of the National Academy of Sciences, the National Academy of Social Insurance, and the Board of Academy Health, and has been a member of the Congressional Budget Office’s Panel of Health Advisers and a research associate of the National Bureau of Economic Research. She is co-editor, with Peter C. Smith, of The Oxford Handbook of Health Economics, which was published by the Oxford University Press in 2011. Dr. Glied holds a B.A. in Economics from Yale University, a Master’s degree in Economics from the University of Toronto and a Ph.D. in Economics from Harvard University.
Aaron Gorovitz.   Mr. Gorovitz has served as a member of our Board since May 2021. Mr. Gorovitz served as a member of the NeuroRx, Inc., the predecessor to our company, board of directors from 2016. He is a partner of the AHG Group. In addition to his 25 years of legal experience in complex commercial transactions, he has considerable involvement in early-stage biotechnology and health information technology companies. Mr. Gorovitz holds a B.A. from Muhlenberg College and a J.D. from George Washington University Law School.
Chaim Hurvitz.   Mr. Hurvitz has served as a member of our Board since May 2021. He served as a member of the NeuroRx, Inc., the predecessor to our company, board of directors from May 2015. Mr. Hurvitz has served as the Chief Executive Officer of CH Health, a private venture capital firm, since May 2011. Mr. Hurvitz previously served as a member of the board of directors of Teva Pharmaceuticals Industries Ltd. from October 2010 to July 2014. Previously, he was a member of the senior management of Teva Pharmaceuticals Industries Ltd., serving as the President of Teva International Group from 2002 until 2010, as President and Chief Executive Officer of Teva Pharmaceuticals Europe from 1992 to 1999 and as Vice President — Israeli Pharmaceutical Sales from 1999 until 2002. Mr. Hurvitz is a founding investor and a director of Galmed Pharmaceuticals Ltd. Mr. Hurvitz presently serves as a member of the management of the Manufacturers Association of Israel and head of its pharmaceutical branch. Mr. Hurvitz holds a B.A. from Tel Aviv University.
Board Diversity Matrix
Pursuant to Rule 5606(f) of the Nasdaq Listing Rules, set forth below is certain information on each director’s voluntary self-identified characteristics, as of November 14, 2023.
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	0	0
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1

EXECUTIVE COMPENSATION
Summary Compensation Table
The following summary compensation table and narrative disclosure sets forth information regarding all compensation awarded to, earned by, or paid to our Named Executive Officers, which consist of (a) any persons who served as our principal executive officer during any part of the year ended December 31, 2022; (b) each of our two most highly compensated executive officers other than our principal executive officer who served as executive officers at the end of the year ended December 31, 2022; and (c) up to two additional individuals for whom disclosure would have been provided under clause (b) but for the fact that the person was not serving as an executive officer at the end of the year ended December 31, 2022 (collectively, the “Named Executive Officers”).
Our “Named Executive Officers” for the year ended December 31, 2022 were (i) Stephen H. Willard, our Chief Executive Officer, (ii) Jonathan Javitt, M.D., M.P.H., our Chief Scientist and former Chief Executive Officer, (iii) Robert Besthof, our former Chief Commercial Officer and former Interim Chief Executive Officer, (iv) Seth Van Voorhees, our former Chief Financial Officer and Treasurer, (v) Riccardo Panicucci, our CMC and Technical Operations Advisor, (vi) Ira Strassberg, our former Chief Financial Officer, and (vii) Alessandra Daigneault, our former Chief Corporate Officer, General Counsel and Secretary.
The following table presents information regarding the total compensation of our Named Executive Officers for the years ended December 31, 2022 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Stephen H. Willard(5) Chief Executive Officer	2022	233,871	—	566,000	—	—	799,871
	2021	—	—	—	—	—	—
Jonathan Javitt, M.D., M.P.H.(6) Chief Scientist and former Chief Executive Officer	2022	867,446(7)	—	—	—	$6,250	873,696
	2021	275,000	—	—	—	102,287	377,287
Robert Besthof(8) Former Chief Commercial and former Interim Chief Executive Officer	2022	456,226(9)	—	—	195,000	—	651,226
	2021	264,000(9)	—	—	—	—	264,000
Seth Van Voorhees(10) Former Chief Financial Officer and Treasurer	2022	220,000	—	—	134,875	—	354,875
	2021	—	—	—	—	—	—
Riccardo Panicucci CMC and Technical Operations Advisor	2022	240,000(9)	—	—	—	—	240,000
	2021	—	—	—	—	—	—
Ira Strassberg(11) Former Chief Financial Officer and Treasurer	2022	307,917	—	—	1,000,875(13)	—	1,308,792
	2021	—	—	—	—	—	—
Alessandra Daigneault(12) Former Chief Corporate Officer, General Counsel and Secretary	2022	162,844	160,000	—	—	262,000	584,844
	2021	228,000	100,000	—	1,754,611	2,961	2,085,572

(1)
Amount reported for Ms. Daigneault for the year ended December 31, 2022 reflects (i) $60,000 awarded as a discretionary bonus and (ii) a transaction bonus of $100,000. Amount reported for Ms. Daigneault for the year ended December 31, 2021 reflects a transaction bonus of $100,000.

(2)
Amount reflects the grant date fair value of restricted stock granted as an employment inducement award for the year ended December 31, 2022 as calculated in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. See Note 10 to the consolidated financial statements contained in the 2022 Annual Report for information regarding the assumptions used in calculating this amount.

(3)
Amount reflects the grant date fair value of stock options granted during the years ended December 31, 2022 or 2021 as calculated in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. See Note 10 to the consolidated financial statements contained in the 2022 Annual Report for information regarding the assumptions used in calculating these amounts.

(4)
For the year ended December 31, 2022, the All Other Compensation column reflects: (i) for Mr. Javitt, $6,250 for his service as chairman of the Board during the first quarter of 2022 and (ii) for Ms. Daigneault, $132,000 in severance payments and $130,000 in tax gross up payment paid in connection with tax obligations associated with Ms. Daigneault’s exercise of certain stock options.

(5)
Mr. Willard was appointed as Chief Executive Officer on July 12, 2022.

(6)
Mr. Javitt retired from his role as Chief Executive Officer on March 8, 2022. As of March 8, 2022, Mr. Javitt assumed the role of Chief Scientist and remained as a director on the Board.

(7)
Amount reported reflects (i) $51,008 in base salary and (ii) $816,438 in consulting fees.

(8)
Mr. Besthof was appointed Interim Chief Executive Officer on March 8, 2022. Prior to such date, Mr. Besthof served as Head of Operations and Chief Commercial Officer. Following Mr. Willard’s appointment as Chief Executive Officer on July 12, 2022, Mr. Besthof resumed his role as Head of Operations and Chief Commercial Officer. Mr. Besthof resigned as Head of Operations and Chief Commercial Officer on February 16, 2023, effective as of April 30, 2023.

(9)
Amount reported reflects consulting fees paid for service as an independent contractor.

(10)
Dr. Van Voorhees was appointed Chief Financial Officer and Treasurer on June 6, 2022, effective as of June 13, 2022. Dr. Van Voorhees resigned as Chief Financial Officer and Treasurer on September 11, 2023, effective as of September 30, 2023.

(11)
Mr. Strassberg’s employment terminated on July 7, 2022.

(12)
Ms. Daigneault’s employment terminated on July 22, 2022.

(13)
Mr. Strassberg’s option grant was forfeited in its entirety in connection with his termination.

Narrative to Summary Compensation Table
Base Salaries and Compensation
Our Named Executive Officers receive an annual base salary or annual rate of compensation to compensate them for services rendered. The base salary or annual rate of compensation payable to each Named Executive Officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. For the year ended December 31, 2022, (i) Mr. Willard’s annual base salary was set at $500,000, (ii) Dr. Javitt’s annual base salary was set at $275,000 until March 8, 2022 and following March 8, 2022, Dr. Javitt’s annual consulting fee was set at $1,000,000, (iii) Mr. Besthof’s annual consulting fee was set at $264,000 until March 8, 2022; following March 8, 2022, Mr. Besthof’s annual consulting fee was approximately $500,000, (iv) Dr. Van Voorhees’s annual base salary was set at $400,000, (v) Mr. Strassberg’s annual base salary was set at $400,000, and (vi) Ms. Daigneault’s annual base salary was set at $264,000.
Cash Bonus Compensation
Pursuant to his employment agreement, Mr. Willard is eligible to receive a discretionary annual performance-based cash bonus with a target equal to 50% of base salary. Pursuant to their employment agreements, Dr. Van Voorhees and Mr. Strassberg were eligible to receive a discretionary annual performance-based cash bonus with a target equal to 50% of base salary. Pursuant to his employment agreement, Dr. Javitt was eligible to receive a discretionary annual performance-based cash bonus with a target equal to $275,000. Pursuant to her employment agreement, Ms. Daigneault was eligible to receive a discretionary annual performance-based cash bonus with a target equal to 20% of base salary plus an additional $100,000 for each successful financing transaction. Pursuant to his consulting agreement, Mr. Panicucci is eligible to receive a discretionary annual cash bonus of $50,000 upon achievement of certain performance objectives. Pursuant to Mr. Besthof’s letter agreement, he was eligible to receive a special payment for calendar year 2022 equal to $250,000 at target based on achievement of performance metrics determined by the Board.

Equity Compensation
We typically grant stock options pursuant to the NRx Pharmaceuticals, Inc. 2021 Omnibus Incentive Plan (the “Omnibus Plan”) as the long-term incentive component of our compensation program. Stock options allow employees, including our Named Executive Officers, to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. Our stock options have vesting schedules that are designed to encourage continued employment and typically vest in substantially equal installments on each of the first three anniversaries of the applicable vesting commencement date, subject to the recipient’s continued service through each applicable vesting date. From time to time, our Board may also construct alternate vesting schedules as it determines appropriate to motivate particular employees, as further described below.
Option Awards
Dr. Van Voorhees, Mr. Besthof, and Mr. Strassberg were granted options to purchase 325,000, 100,000 and 425,000 shares of common stock in 2022, respectively. Mr. Strassberg’s options were forfeited for no consideration in connection with his termination.
Mr. Besthof received a grant of 100,000 options in March 2022 (the “Besthof 2022 Options”) that vested on the one year anniversary of the grant date. The Besthof 2022 Options are described under “Potential Payments upon Termination or Change in Control — Besthof Agreement” below.
Refer to the “Outstanding Equity Awards at 2022 Fiscal Year End” table below for additional information regarding these options.
Willard Restricted Stock Award
As an inducement to join the Company, Mr. Willard received a grant of 1,000,000 shares of restricted stock. Such grant of restricted stock was designed to comply with the Nasdaq inducement exemption and was granted outside of the Company’s existing equity compensation plans. However, the restricted stock award is governed in all respects as if issued under the Omnibus Plan. The shares of restricted stock will vest in substantially equal installments on each of the first three anniversaries of the date of grant, subject to Mr. Willard’s continued employment with, appointment as a director of, or engagement to provide services to, the Company through the applicable vesting date.
Mr. Willard’s shares of restricted stock are subject to clawback if Mr. Willard engages in conduct that is in conflict with or adverse to the Company’s interests while employed by the Company, including violating non-competition, non-solicitation, and non-disparagement covenants.
Refer to the “Outstanding Equity Awards at 2022 Fiscal Year End” table below for additional information regarding these shares of restricted stock.
Executive Officer Employment Arrangements
Willard Employment Agreement
In connection with his commencement of employment with us in July 2022, we entered into an employment agreement with Mr. Willard (the “Willard Employment Agreement”) pursuant to which he serves as our Chief Executive Officer and as a director on our Board. The Willard Employment Agreement provides for an initial two-year term and extends automatically for additional one-year periods unless either party provides notice of termination. The Willard Employment Agreement provides for an annual base salary of $500,000, a performance-based bonus with a minimum target of 50% of base salary (with such bonus for 2022 pro-rated based on the number of days employed), and an inducement grant of 1,000,000 shares of restricted stock that vests over a three-year period.
The Willard Employment Agreement includes (i) a confidentiality covenant that applies during the term of employment and for three years following termination, (ii) assignment of intellectual property, (iii) a non-competition covenant that applies during the term of employment and for 12 months following termination, and (iv) non-solicitation of employees and customers covenants that apply during the term of employment and for 12 months following termination.
Javitt Employment Agreement and Javitt Consulting Agreement
In connection with his commencement of employment with us in May 2015, we entered into an employment agreement with Dr. Javitt (the “Javitt Employment Agreement”) pursuant to which he served as our Chief Executive Officer and President. The Javitt Employment Agreement provided for an initial five-year term and extended automatically for additional one-year periods unless either party provided notice of termination. The Javitt Employment Agreement provided for a base salary of $275,000, subject to periodic increase by the Board. The Javitt Employment Agreement was terminated on March 8, 2022 when Dr. Javitt retired and became a consultant to the Company. Upon entering into the Javitt Consulting Agreement (as defined below), Dr. Javitt waived his rights to the bonus, severance and certain other provisions under the Javitt Employment Agreement.
Pursuant to a consulting agreement between the Company and Dr. Javitt, dated as of March 8, 2022 (the “Javitt Consulting Agreement”), Dr. Javitt will provide consulting services to the Company for a one-year period, including reviewing and providing scientific and strategic advice to the Company’s executive officers. The Javitt Consulting Agreement provided for an annual consulting fee of $1,000,000, with $250,000 paid within 10 days of the Javitt Consulting Agreement’s effective date and the remaining $750,000 payable in monthly installments of $75,000, subject to continued service.
The Javitt Consulting Agreement provides that the confidentiality, non-competition and non-solicitation covenants from the Javitt Employment Agreement continue to apply during the term of Dr. Javitt’s service and during the three-year period (with respect to the confidentiality covenant) or 12-month period (with respect to the non-competition and non-solicitation covenants) thereafter.
The Company may terminate the Javitt Consulting Agreement without prior notice immediately upon a termination for Cause. Dr. Javitt may terminate the Javitt Consulting Agreement upon 30 days’ notice at any time and for any reason. Upon termination of Javitt Consulting Agreement, the Company will pay Dr. Javitt any consulting fees and expenses that have been accrued but not yet paid. “Cause” is defined in the Javitt Consulting Agreement as: (i) Dr. Javitt’s gross negligence or willful misconduct, or willful and continued failure to substantially perform his duties (other than due to physical or mental illness or incapacity), which, in either case, causes material injury to the reputation or business of the Company; (ii) Dr. Javitt’s conviction of, or plea of guilty or nolo contendere to, a felony or other crime; (iii) Dr. Javitt’s fraud or embezzlement or other material misuse of funds or property belonging to the Company; or (iv) any material breach by Dr. Javitt under the Javitt Consulting Agreement subject to a 10 day notice and cure period (if reasonably capable of cure).
The Javitt Consulting Agreement was amended on March 29, 2023 (the “Javitt Consulting Agreement Amendment”). The Javitt Consulting Agreement Amendment provides for an initial period ending on March 8, 2024, subject to successive one-year terms unless either party provides notice of termination. The Javitt Consulting Agreement Amendment provides for: (i) an annual consulting fee of $575,000, payable in monthly installments; (ii) eligibility for an annual performance-based bonus with a minimum target of $250,000 (with the annual bonus, if any, for 2023 pro-rated based on the number of days during the 2023 calendar year following March 8, 2023 that Dr. Javitt is engaged by the Company); and (iii) subject to Board approval, a grant of 500,000 shares of restricted stock that will vest (x) 50% on the date upon which the Food and Drug Administration files the Company’s new drug application for the Antidepressant Drug Regimen (as defined therein) and (y) 50% on the date upon which the Food and Drug Administration has both approved the Company’s Antidepressant Drug Regimen and listed the Company’s Antidepressant Drug Regiment in the Food and Drug Administration’s “Orange Book.”
Besthof Agreement
Mr. Besthof was engaged by NeuroRx as Chief Commercial and Patient Officer and Head of Operations pursuant to the terms of a “Work For Hire” Agreement between NeuroRx and REBes Consulting LLC — Robert Besthof, dated as of March 1, 2016, which was amended as of October 23, 2020 (as amended, the “Besthof Agreement”).

The Besthof Agreement provided for an initial one-year term and extends automatically for additional one-month periods unless NeuroRx provides written notice of non-renewal at least 10 days prior to the expiration of the term, or unless Mr. Besthof’s services are terminated. The Besthof Agreement provided for a consulting fee, which was equal to $22,000 per month in 2022.
The Besthof Agreement included an (i) assignment of intellectual property covenant, (ii) confidentiality covenant that applies for the greater of (x) a two-year period after the date of disclosure or (y) a two-year period from the end of the term of the Besthof Agreement, and (iii) non-contract covenant pursuant to which Mr. Besthof will not contract with any third party to manufacture or assist in the manufacture of an NMDA-based treatment for bipolar depression that applies for the term of the Besthof Agreement and for two years following the termination of the Besthof Agreement.
Effective March 8, 2022, Mr. Besthof, on behalf of his personal services corporation, entered into a letter agreement with the Company (the “Besthof Letter Agreement”). The Besthof Letter Agreement supplemented the Besthof Agreement. The Besthof Letter Agreement provided for an aggregate monthly payment of $41,667 (of which $19,667 was for services as the Interim Chief Executive Officer) to Mr. Besthof for total annual payments at an annual rate of approximately $500,000 and a special payment for 2022 of up to $250,000 based on achievement of certain performance metrics to be determined by the Board. The Besthof Letter Agreement also provided for the grant of the Besthof 2022 Options. Pursuant to the Besthof Letter Agreement, Mr. Besthof was entitled to the additional payment $19,667 per month as Interim Chief Executive Officer for at least six months, unless he resigned or was terminated for “cause” (as defined in the Besthof Letter Agreement). The Besthof Letter Agreement also provided Mr. Besthof with customary indemnification and directors and officers insurance coverage.
In July 2022, Mr. Besthof returned to his role as Head of Operations Officer and Chief Commercial Officer upon Mr. Willard’s appointment as Chief Executive Officer. On February 16, 2023, Mr. Besthof resigned as Head of Operations Officer and Chief Commercial Officer, effective as of April 30, 2023.
Van Voorhees Employment Agreement
In connection with his commencement of employment with us in June 2022, we entered into an employment agreement with Dr. Van Voorhees (the “Van Voorhees Employment Agreement”) pursuant to which Dr. Van Voorhees served as our Chief Financial Officer and Treasurer. The Van Voorhees Employment Agreement provided for an initial two-year term and extended automatically for additional one-year periods unless either party provided notice of termination. The Van Voorhees Employment Agreement provided for an annual base salary of $400,000, a performance-based bonus with a target of 50% of base salary, and a grant of 325,000 stock options that vest over a two-year period, with 162,500 options vesting on June 5, 2023 and 162,500 options vesting on June 5, 2024.
The Van Voorhees Employment Agreement included (i) a confidentiality covenant that applies during the term of employment and for three years following termination, (ii) assignment of intellectual property, (iii) a non-competition covenant that applies during the term of employment and for 12 months following termination, and (iv) non-solicitation of employees and customers covenants that apply during the term of employment and for 12 months following termination.
On September 11, 2023, Dr. Van Voorhees resigned as Chief Financial Officer and Treasurer, effective as of September 30, 2023.
Panicucci Consulting Agreement
Mr. Panicucci and NeuroRx entered into a consulting agreement effective as of January 7, 2021 (the “Panicucci Consulting Agreement”). The Panicucci Consulting Agreement provides for: (i) a consulting fee of $20,000 per month for approximately 20 hours of service per week; (ii) a grant of 25,000 stock options that vest in substantially equal installments over a three-year period; and (iii) an annual bonus of $50,000 upon achievement of certain objectives. The Panicucci Consulting Agreement will continue in effect until terminated by either party.
The Panicucci Consulting Agreement includes a confidentiality covenant that applies for a period of two years after the date of disclosure or two years from the end of the consulting term, whichever is greater.

Strassberg Employment Agreement
In connection with his commencement of employment with us in March 2022, we entered into an employment agreement with Mr. Strassberg (the “Strassberg Employment Agreement”) pursuant to which he served as our Chief Financial Officer and Treasurer. The Strassberg Employment Agreement provided for an initial two-year term and extended automatically for additional one-year periods unless either party provided notice of termination. The Strassberg Employment Agreement provided for an annual base salary of $400,000, a performance-based bonus with a minimum target of 50% of base salary, and a grant of 425,000 stock options that vest over a two year period, with 212,500 options vesting on March 15, 2023 and 212,500 options vesting on March 15, 2024.
The Strassberg Employment Agreement included (i) a confidentiality covenant that applies during the term of employment and for three years following termination, (ii) assignment of intellectual property, (iii) a non-competition covenant that applies during the term of employment and for 12 months following termination, and (iv) non-solicitation of employees and customers covenants that apply during the term of employment and for 12 months following termination.
On May 19, 2022, Mr. Ira Strassberg resigned as Chief Financial Officer and Treasurer, effective as of July 18, 2022. In connection with his termination, Mr. Strassberg’s options were forfeited for no consideration.
Daigneault Employment Agreement
Effective September 1, 2021, we entered into an employment agreement with Ms. Daigneault (the “Daigneault Employment Agreement”) pursuant to which she served as Chief Corporate Officer, General Counsel, Corporate Secretary and, prior to March 8, 2022, Acting Treasurer. The Daigneault Employment Agreement provided for an initial one-year term and extended automatically for additional one-year periods unless either party provides notice of termination or non-renewal. The Daigneault Employment Agreement provided for a base salary of $264,000, subject to periodic increase by the Board. Pursuant to the Daigneault Employment Agreement, Ms. Daigneault was also eligible to receive (a) a performance-based bonus with a minimum target of 20% of base salary and (b) an additional transactional bonus of $100,000 upon consummation of a secondary offering or financing after September 1, 2021. The Daigneault Employment Agreement also provided Ms. Daigneault with an initial grant of 30,000 options, which vested monthly over a two-year period. In connection with her termination, the unvested portion of equity awards held by Ms. Daigneault was forfeited for no consideration.
The Daigneault Employment Agreement included (i) a confidentiality covenant that applies during the term of employment and for three years following termination, (ii) assignment of intellectual property, (iii) a non-competition covenant that applies during the term of employment and for 12 months following termination, and (iv) non-solicitation of employees and customers covenants that apply during the term of employment and for 12 months following termination.
Under the terms of the Daigneault Employment Agreement, Ms. Daigneault was entitled to participate in all employee benefit plans, programs and arrangements made available to other U.S.-based employees generally.
On May 19, 2022, Ms. Daigneault resigned as Chief Corporate Officer, General Counsel and Corporate Secretary, effective as of July 18, 2022 or such earlier date as may be agreed with the Company.
Pay versus Performance Disclosure
The following section has been prepared in accordance with pay versus performance rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”). Under these new rules, the SEC has developed a definition of pay, referred to as Compensation Actually Paid (“CAP”). We are required to calculate CAP for our Named Executive Officers and then compare it with certain Company performance measures. Stockholders should refer to our compensation philosophy discussion and analysis in this Proxy Statement for a complete description of how executive compensation relates to Company performance measures and how the Compensation Committee makes it decisions related thereto. The Compensation Committee did not consider this SEC-required pay versus performance analysis and disclosure below in making its pay decisions for any of the years shown.

Pay Versus Performance Table
The following table shows the past two fiscal years’ total compensation for our Named Executive Officers as set forth in the Summary Compensation Table (“SCT”), the CAP to our Named Executive Officers (as determined pursuant to SEC rules), our total shareholder return (“TSR”), and our net loss. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies.
SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the pay versus performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable Named Executive Officer without restriction, but rather is a valuation calculated under applicable SEC rules. The methodology for calculating CAP as required by Item 402(v) of Regulation S-K takes into account, among others, changes in share price and its impact on the fair value of equity awards.
Year	SCT Total for PEO 1(1)	SCT Total for PEO 2(2)	SCT Total for PEO 3(2)	CAP to PEO 1(4)	CAP to PEO 2(4)	CAP to PEO 3(4)	Average SCT Total for Non-PEO NEOs(5)	Average CAP to Non-PEO NEOs(6)	Value of initial fixed $100 investment based on TSR(7)	Net Income (Loss) ($000)
2022	$799,871	$651,226	$873,696	$1,343,871	$525,226	$873,696	$622,128	$486,158.94	$19.59	$(39,754.00)
2021	N/A	$264,000	$377,287	N/A	$264,000	$377,287	$1,174,786	$846,722.50	$23.22	$(93,063.00)

(1)
Represents to total compensation reported for Stephen Willard in the SCT for fiscal year 2022. Mr. Willard has served as our Chief Executive Officer since July 11, 2022.

(2)
Represents to total compensation reported for Robert Besthof in the SCT for fiscal year 2022. Mr. Besthof served as our Interim Chief Executive Officer from March 8, 2022 until July 11, 2022. Prior to such date, Mr. Besthof served as Head of Operations and Chief Commercial Officer. Following Mr. Willard’s appointment as Chief Executive Officer on July 12, 2022, Mr. Besthof resumed his role as Head of Operations and Chief Commercial Officer. Mr. Besthof resigned as Head of Operations and Chief Commercial Officer on February 16, 2023, effective as of April 30, 2023.

(3)
Represents to total compensation reported for Jonathan Javitt in the SCT for fiscal years 2022 and 2021. Mr. Javitt served as our Chief Executive Officer until March 8, 2022. As of March 8, 2022, Mr. Javitt assumed the role of Chief Scientist and remained as a director on the Board.

(4)
The dollar amounts reported represent the amount of CAP as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for each PEO during the applicable year, but also include the year-end value of equity awards granted during the reported year. See Table below for further information.

(5)
The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEOs, namely Seth Van Voorhees, Riccardo Panicucci, Ira Strassberg, and Alessandra Daigneault for fiscal year 2022, and Ms. Daigneault for fiscal year 2021. Dr. Van Voorhees served as our Chief Financial Officer and Treasurer from June 13, 2022 until September 30, 2023. Mr. Panicucci serves as our CMC and Technical Operations Advisor. Mr. Strassberg served as our Chief Financial Officer and Treasurer until July 7, 2022. Ms. Daigneault served as our Chief Corporate Officer, General Counsel and Secretary until July 22, 2022.

(6)
The dollar amounts reported represent the average amount of CAP, as computed in accordance with SEC rules, for our NEOs, other than our PEOs. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEOs, in the SCT for fiscal years 2022 and 2021, but also include the year-end value of equity awards granted during the reported year.

See Table below for futher information.
(7)
Assumes an investment of $100 for the period starting on December 31, 2020 through the end of the listed fiscal year. The closing prices of the Company’s common stock as reported on Nasdaq, as applicable, on the following trading days were: (i) $24.40 on December 31, 2020; (ii) $4.78 on December 31, 2021; and (iii) $1.11 on December 30, 2022.

The table below summarizes the adjustments to the total amount reported in the SCT for PEO 1 in calculating CAP:
Year	SCT Total for PEO 1	Reported Value of Equity Awards for PEO 1(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	CAP to PEO 1
2022	$799,871	$(566,000)	$1,110,000	—	—	—	$1,343,871

(1)
Represents the grant date fair value of the equity awards to PEO 1, as reported in the SCT.

The table below summarizes the adjustments to the total amount reported in the SCT for PEO 2 in calculating CAP:
Year	SCT Total for PEO 2	Reported Value of Equity Awards for PEO 2(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	CAP to PEO 2
2022	$651,226	$(195,000)	$69,000	—	—	—	$525,226
2021	$264,000	—	—	—	—	—	$264,000

(1)
Represents the grant date fair value of the equity awards to PEO 2, as reported in the SCT.

The table below summarizes the adjustments to the total amount reported in the SCT for PEO 3 in calculating CAP:
Year	SCT Total for PEO 3	Reported Value of Equity Awards for PEO 3(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	CAP to PEO 3
2022	$873,696	—	—	—	—	—	$873,696
2021	$377,287	—	—	—	—	—	$377,287

(1)
Represents the grant date fair value of the equity awards to PEO 3, as reported in the SCT.

The table below summarizes the adjustments to the average of the total amount reported in the SCT for our NEOs other than our PEOs in calculating CAP:
Year	Average SCT Total for Non-PEO NEOs	Average Reported Value of Equity Awards for Non-PEO NEOs(1)	Average Fair Value as of Year End for Unvested Awards Granted During the Year	Average Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Average Fair Value of Awards Granted and Vested During the Year	Average Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Average CAP to Non- PEO NEOs
2022 . . . . . . . . . . . .	$622,128	$(283,938)	$147,969	—	—	—	$486,159
2021 . . . . . . . . . . . .	$1,174,786	$(877,306)	$549,242	—	—	—	$846,723

(1)
Represents the grant date fair value of the equity awards to our NEOs other than our PEOs, as reported in the SCT.

Analysis of the Information Presented in the Pay versus Performance Table
Compensation Actually Paid and Net Income (Loss)
The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO Named Executive Officers, and our net Income (loss) during the two most recently completed fiscal years.
Compensation Actually Paid and Cumulative TSR
The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO Named Executive Officers, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Outstanding Equity Awards at 2022 Fiscal Year End
The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards for each Named Executive Officer as of December 31, 2022.

	Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Stephen H. Willard	7/12/2022(2)	—	—	—	—	1,000,000	1,110,000	—	—
Jonathan Javitt, M.D., M.P.H.	—	—	—	—	—	—	—	—	—
Robert Besthof	3/1/2016	247,200	—	0.20	2/28/2026	—	—	—	—
	5/24/2021(3)	138,880	208,320	3.08	10/23/2030	—	—	—	—
	3/8/2022(4)	—	100,000	2.61	3/8/2032	—	—	—	—
Seth Van Voorhees	6/13/2022(5)	—	325,000	0.51	6/12/2032	—	—	—	—
Riccardo Panicucci	—	—	—	—	—	—	—	—	—
Ira Strassberg	—	—	—	—	—	—	—	—	—
Alessandra Daigneault	—	—	—	—	—	—	—	—	—

(1)
Market value is based on the closing sale price of our common stock on December 31, 2022 of $1.11.

(2)
These shares of restricted stock vest in substantially equal installments on each of the first three anniversaries of the grant date, subject to continued service.

(3)
These stock options vest in substantially equal installments on October 23, 2023, October 23, 2024, and October 23, 2025.

(4)
These stock options vested on March 8, 2023.

(5)
These stock options vest over a two-year period, with 162,500 options vesting on June 13, 2023 and 162,500 options vesting on June 13, 2024, subject to continued service.

Health, Welfare and Retirement Plans
We do not maintain a 401(k) defined contribution plan or any other employee benefit plans or programs.
Potential Payments upon Termination or Change in Control
Willard Employment Agreement
In the event Mr. Willard’s employment is terminated due to his death or disability, by the Company for Cause, or by Mr. Willard without Good Reason, the Company will pay to Mr. Willard (or his beneficiary or estate, as applicable): (i) base salary earned but not paid through the date of termination, (ii) pay for any vacation time earned but not used through the date of termination, (iii) any annual bonus earned for the year preceding the year of termination but unpaid on the date of termination and (iv) any business expenses incurred but not reimbursed on the date of termination.
In the event Mr. Willard’s employment is terminated by the Company without Cause, upon a Change of Control (as defined in the Willard Employment Agreement) or upon Mr. Willard’s resignation for Good Reason, subject to Mr. Willard’s execution and non-revocation of a general release of claims, the Company will pay Mr. Willard: (i) continued base salary payments for the period beginning on the termination date and ending on the first anniversary of the termination date; and (ii) all accrued compensation and a prorated target bonus through the date of termination.
“Cause” is defined in the Willard Employment Agreement as: (i) Mr. Willard’s failure to perform (other than by reason of disability), or gross negligence in the performance of, his material duties and responsibilities to the Company (unauthorized absence for a period of five consecutive business days will be considered failure to perform); (ii) material breach of the confidentiality covenant or assignment of rights to intellectual property covenant or breach of any fiduciary duty owed to the Company; (iii) fraud or embezzlement or other dishonesty which is material (monetarily or otherwise) with respect to the Company; (iv) indictment, conviction or plea of nolo contendere to a felony or other crime involving moral turpitude that is material to the Company; (v) Mr. Willard’s material breach of the Willard Employment Agreement or of any Company policy; or (vi) disciplinary proceedings or other events that impair Mr. Willard’s ability to function as Chief Executive Officer of the Company.
“Good Reason” is defined in the Willard Employment Agreement as: (i) material diminution of Mr. Willard’s compensation or benefits; (ii) material diminution of Mr. Willard’s title, duties, authority or responsibilities; (iii) the Company’s material breach of any term of the Willard Employment Agreement; (iv) the failure of the Board to nominate Mr. Willard to fill one of the vacant seats on the Board; or (v) the required relocation of Mr. Willard’s place of employment to a location that is more than 25 miles from his home.
Javitt Consulting Agreement
The Company may terminate the Javitt Consulting Agreement without prior notice immediately upon a termination for Cause. Dr. Javitt may terminate the Javitt Consulting Agreement upon 30 days’ notice at any time and for any reason. Upon termination of Javitt Consulting Agreement, the Company will pay Dr. Javitt any consulting fees and expenses that have been accrued but not yet paid. “Cause” is defined in the Javitt Consulting Agreement as: (i) Dr. Javitt’s gross negligence or willful misconduct, or willful and continued failure to substantially perform his duties (other than due to physical or mental illness or incapacity), which, in either case, causes material injury to the reputation or business of the Company; (ii) Dr. Javitt’s conviction of, or plea of guilty or nolo contendere to, a felony or other crime; (iii) Dr. Javitt’s fraud or embezzlement or other material misuse of funds or property belonging to the Company; or (iv) any material breach by Dr. Javitt under the Javitt Consulting Agreement subject to a 10 day notice and cure period (if reasonably capable of cure).
Besthof Agreement
If, following a change in control, either (a) Mr. Besthof’s assigned and required place of work is more than 50 miles from his home or (b) there is a substantial and material diminution in his duties or title, Mr. Besthof will have the right to terminate for good reason and will be entitled to receive fee payment continuation at his current rate of $22,000 for a period of 12 months and (c) 12 months of health care coverage under an equivalent to the employer plan at “gold level” or a supplemental payment equivalent to the health insurance premium payment under any such plan.
If, following a change in control, Mr. Besthof is terminated without cause (which is not defined in the Besthof Agreement), Mr. Besthof is entitled to receive (i) fee payment continuation at his current rate of $22,000 for a period of 12 months and (ii) 12 months of health care coverage under an equivalent to the employer plan at “gold level” or a supplemental payment equivalent to the health insurance premium payment under any such plan.
Besthof Letter Agreement
Pursuant to the Besthof Letter Agreement, if Mr. Besthof was terminated by the Company without “cause” prior to the Company hiring a permanent chief executive officer or, under limited circumstances, he resigned, he may have received separation payments of up to six months of pay, the special payment, to the extent not yet paid, and vesting of the Besthof 2022 Options.

Van Voorhees Employment Agreement
In the event Mr. Van Voorhees’ employment is terminated due to his death or disability, by the Company for Cause, or by Mr. Van Voorhees without Good Reason, the Company will pay to Mr. Van Voorhees (or his beneficiary or estate, as applicable): (i) base salary earned but not paid through the date of termination, (ii) pay for any vacation time earned but not used through the date of termination, (iii) any annual bonus awarded for the year preceding the year of termination but unpaid on the date of termination and (iv) any business expenses incurred but not reimbursed on the date of termination.
In the event Mr. Van Voorhees’s employment is terminated by the Company without Cause, upon a Change of Control (as defined in the Van Voorhees Employment Agreement) or upon Mr. Van Voorhees’ resignation for Good Reason, subject to Mr. Van Voorhees’ execution and non-revocation of a general release of claims, the Company will pay Mr. Van Voorhees: (i) continued base salary payments for the period beginning on the termination date and ending on the nine month anniversary of the termination date; (ii) all accrued compensation and a prorated target bonus through the date of termination; and (iii) all unvested equity compensation held by Mr. Van Voorhees will vest and become fully exercisable.
“Cause” is defined in the Van Voorhees Employment Agreement as: (i) Mr. Van Voorhees’ failure to perform (other than by reason of disability), or gross negligence in the performance of, his material duties and responsibilities to the Company (unauthorized absence for a period of five consecutive business days will be considered failure to perform); (ii) material breach of the confidentiality covenant or assignment of rights to intellectual property covenant or breach of any fiduciary duty owed to the Company; (iii) fraud or embezzlement or other dishonesty which is material (monetarily or otherwise) with respect to the Company; (iv) indictment, conviction or plea of nolo contendere to a felony or other crime involving moral turpitude that is material to the Company; or (v) loss of CPA licensure, disciplinary proceedings or other events that impair Mr. Van Voorhees’ ability to function as Chief Financial Officer or Treasurer of the Company.
“Good Reason” is defined in the Van Voorhees Employment Agreement as: (i) material diminution of Mr. Van Voorhees’ compensation or benefits; (ii) material diminution of Mr. Van Voorhees’ title, duties, authority or responsibilities; (iii) the Company’s material breach of any term of the Van Voorhees Employment Agreement; or (iv) the relocation of Mr. Van Voorhees’ place of employment to a location that is more than 20 miles from his home.
Panicucci Consulting Agreement
Upon termination of the Panicucci Consulting Agreement, the Company will pay Mr. Panicucci (or his estate, if applicable) any earned but unpaid consulting fees and reimbursement of business expenses.
Strassberg Employment Agreement
In the event Mr. Strassberg’s employment is terminated due to his death or disability, by the Company for Cause, or by Mr. Strassberg without Good Reason, the Company will pay to Mr. Strassberg (or his beneficiary or estate, as applicable): (i) base salary earned but not paid through the date of termination, (ii) pay for any vacation time earned but not used through the date of termination, (iii) any annual bonus awarded for the year preceding the year of termination but unpaid on the date of termination and (iv) any business expenses incurred but not reimbursed on the date of termination.
In the event Mr. Strassberg’s employment is terminated by the Company without Cause, upon a Change of Control (as defined in the Strassberg Employment Agreement) or upon Mr. Strassberg’s resignation for Good Reason, subject to Mr. Strassberg’s execution and non-revocation of a general release of claims, the Company will pay Mr. Strassberg: (i) continued base salary payments for the period beginning on the termination date and ending on the one year anniversary of the termination date; (ii) all accrued compensation and a prorated target bonus through the date of termination; and (iii) all unvested equity compensation held by Mr. Strassberg will vest and become fully exercisable.
“Cause” is defined in the Strassberg Employment Agreement as: (i) Mr. Strassberg’s failure to perform (other than by reason of disability), or gross negligence in the performance of, his material duties and responsibilities to the Company (unauthorized absence for a period of five consecutive business days will be considered failure to perform); (ii) material breach of the confidentiality covenant or assignment of rights to intellectual property covenant or breach of any fiduciary duty owed to the Company; (iii) fraud or embezzlement or other dishonesty which is material (monetarily or otherwise) with respect to the Company; (iv) indictment, conviction or plea of nolo contendere to a felony or other crime involving moral turpitude that is material to the Company; or (v) loss of CPA licensure, disciplinary proceedings or other events that impair Mr. Strassberg’s ability to function as Chief Financial Officer or Treasurer of the Company.
“Good Reason” is defined in the Strassberg Employment Agreement as: (i) material diminution of Mr. Strassberg compensation or benefits; (ii) material diminution of Mr. Strassberg’s title, duties, authority or responsibilities; (iii) the Company’s material breach of any term of the Strassberg Employment Agreement; or (iv) the relocation of Mr. Strassberg’s place of employment to a location that is more than 20 miles from his home.
Daigneault Employment Agreement
In the event Ms. Daigneault was terminated by us without Cause or upon a Change of Control, subject to her execution of a release of claims, in addition to the Final Compensation (as defined below), she would have been entitled to receive (i) severance pay equal to the base salary then in effect through the six month anniversary of the termination date (the “Daigneault Severance Pay”), (ii) accrued compensation not yet paid and (iii) a prorated bonus through the date of termination. In connection with Ms. Daigneault’s termination with the Company on July 22, 2022, she received severance pay equal to six months of her base salary.
“Cause” is defined in the Daigneault Employment Agreement as Ms. Daigneault’s (i) failure to perform (other than by reason of disability), or serious negligence in the performance of, her material duties and responsibilities to the Company (unauthorized absence of Ms. Daigneault for a period of five business days will be considered failure to perform); (ii) material breach of confidentiality or intellectual property provisions contained in the employment agreement or breach of any fiduciary duty owed to the Company; (iii) fraud or embezzlement or other dishonesty which is material (monetarily or otherwise) with respect to the Company; (iv) indictment, conviction or plea of nolo contendere to a felony or other crime involving moral turpitude that is material to the Company; or (v) loss of legal licensure, legal disciplinary proceedings, or other events that impair Ms. Daigneault’s ability to function as Corporate Secretary of the Company.
Pursuant to the terms of the Daigneault Employment Agreement, in the event Ms. Daigneault was terminated due to death or disability, the executive or her beneficiaries, as applicable, would have been entitled to (i) base salary earned but not paid through the date of termination, (ii) pay for any vacation time earned but not used through the date of termination, (iii) any annual bonus awarded for the year preceding that in which termination occurs but unpaid on the date of termination and (iv) any business expenses incurred but not reimbursed on the date of termination (all of the foregoing, the “Final Compensation”).
Equity Incentive Awards
Pursuant to the Omnibus Plan, in the event of a Change in Control (as defined in the Omnibus Plan): (i) if the acquirer or successor company in such Change in Control has agreed to provide for the substitution, assumption, exchange or other continuation of the stock options, then, if the Named Executive Officer’s employment with or service to the Company is terminated by the Company without Cause (as defined in the Omnibus Plan) (and other than due to death or disability) on or within 24 months following a Change in Control, then all of the Named Executive Officer’s options will become immediately exercisable; (ii) if the acquirer or successor company in such Change in Control has not agreed to provide for the substitution, assumption, exchange or other continuation of the options, all options held by the Named Executive Officer will become immediately exercisable; and (iii) the Committee (as defined in the Omnibus Plan) may cancel any outstanding options in exchange for cash, securities or other property equal to the value of such canceled options.
Willard Restricted Stock Award
If Mr. Willard’s employment with the Company is terminated without Cause (other than for death or disability) or Mr. Willard resigns for Good Reason (each as defined in Mr. Willard’s employment agreement, and such termination, a “Qualifying Termination”), Mr. Willard will vest in a pro rata portion of the restricted stock. In the event of a Qualifying Termination on or within 12 months following a Change in

Control (as defined in the Omnibus Plan), all of the shares of restricted stock will vest. If Mr. Willard’s service terminates for any other reason, all unvested shares of restricted stock will be forfeited for no consideration.
Equity Compensation Plan Information
The following table provides certain aggregate information with respect to our equity compensation plans in effect as of December 31, 2022.
Plan Type	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares of common stock remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	6,049,178(2)(3)	$1.12	299,784
Equity compensation plans not approved by security holders(4)	1,000,000	—	0

(1)
Includes awards granted pursuant to the Omnibus Plan.

(2)
As of December 31, 2022, there were 299,784 shares of common stock authorized for issuance pursuant to awards under the Omnibus Plan. Pursuant to the terms of the Omnibus Plan, the number of shares available for issuance thereunder will automatically increase each fiscal year beginning with the year ended December 31, 2022 and ending with fiscal year 2031 by the lesser of (a) 1% of the total number of shares outstanding on the last day of the immediately preceding fiscal year on a fully diluted basis assuming that all shares available for issuance under the Omnibus Plan are issued and outstanding, or (b) such number of shares determined by the Board.

(3)
Excludes rights outstanding under the 2016 Omnibus Incentive Plan. As of December 31, 2022, there were 1,487,467 securities to be issued upon exercise of outstanding options, warrants and rights pursuant to our 2016 Omnibus Incentive Plan, with a weighted-average exercise price of $9.17 per share, which were assumed by Big Rock Partners Acquisition Corporation and converted into an option to acquire an adjusted number of shares of common stock at an adjusted exercise price per share in connection with the May 2021 merger. No further grants or awards will be made under the 2016 Omnibus Incentive Plan.

(4)
Reflects the grant of an “employment inducement grant” under Nasdaq Listing Rule 5635(c)(4) comprised of restricted stock granted to Mr. Willard.

DIRECTOR COMPENSATION
Pursuant to our director compensation program, each member serving on our Board for the year ended December 31, 2022 was eligible to compensation for his or her service as follows.
•
Board member: $60,000 annual retainer plus an annual equity grant

•
Chairman of the Board: $25,000 annual retainer

•
Board Committee Chair: $15,000 annual retainer

•
Board Committee Member: $10,000 annual retainer

Summary Director Compensation Table
The following table shows for the year ended December 31, 2022, certain information with respect to the compensation of our non-employee directors. As Named Executive Officers for the year ended December 31, 2022, Mr. Willard’s and Dr. Javitt’s compensation is shown in the Summary Compensation Table. Mr. Willard did not receive any additional compensation for his service on the Board.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Patrick J. Flynn	$90,000	$90,000	$180,000
Sharon A. Glied, Ph.D.	$70,000	$90,000	$160,000
Aaron Gorovitz	$80,000	$90,000	$170,000
Chaim Hurwitz	$70,000	$90,000	$160,000
Dan Troy(2)	$63,750	$—	$63,750
H.R. McMaster(3)	$25,000	$—	$25,000

(1)
Amounts reflect the full grant date fair value of stock options awarded under our Omnibus Plan during 2022, computed in accordance with the requirements of FASB ASC 718. The stock options vest on May 25, 2023. As of December 31, 2022, (i) Mr. Flynn held options to purchase up to 166,505 shares of common stock, (ii) Dr. Glied held options to purchase up to 231,942 shares of common stock, (iii) Mr. Gorovitz held options to purchase up to 166,505 shares of common stock, and (iv) Mr. Hurwitz held options to purchase up to 166,505 shares of common stock.

(2)
Mr. Troy’s service on the Board terminated on July 18, 2022.

(3)
Mr. McMaster resigned from the Board as of May 31, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS
The following table sets forth information with respect to the beneficial ownership of our common stock, as of the Record Date by:
•
each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

•
each of our Named Executive Officers and directors; and

•
all of our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power”, which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Accordingly, we have included all shares of common stock issuable to such person upon the exercise of warrants or options currently exercisable or exercisable within 60 days of the date hereof. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock and preferred stock.
Except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and investment power with respect to the shares of Common Stock owned by such stockholders. Unless otherwise noted, the address of each beneficial owner is c/o NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, DE 19801.
The beneficial ownership of our common stock is based on 85,167,479 shares of common stock issued and outstanding as of the Record Date.
Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Named Executive Officers
Stephen H. Willard(1)	1,050,000	1.22%
Riccardo Panicucci(2)	82,666	*
Seth Van Voorhees(3)	208,837	*
Patrick J. Flynn(4)	1,639,397	1.90%
Sharon A. Glied, Ph.D.(5)	245,110	*
Aaron Gorovitz(6)	243,191	*
Chaim Hurvitz(7)	2,381,298	2.79%
Jonathan Javitt(8)	14,768,329	17.34%
Robert Besthof(9)	269,673	*
Ira Strassberg	0	*
Alessandra Daigneault	0	*
All Executive Officers and Directors as a Group (8 persons)	20,409,991	23.92%
All Greater than 5% Holders
Glytech, LLC(10)	9,634,793	11.32%

*
Indicates less than 1%

(1)
Consists of (i) 50,000 shares of common stock held by Stephen H. Willard individually and (ii) 1,000,000 shares of restricted common stock that can be voted but cannot be traded. 333,333 shares will be unrestricted on July 12, 2023, an additional 333,333 shares will be unrestricted on July 12, 2024, and the remaining 333,334 shares will be unrestricted on July 12, 2025.

(2)
Consists of options to purchase up to 82,666 shares of common stock held by Riccardo Panicucci that have vested; does not include 41,334 unvested options held by Mr. Panicucci that are not exercisable within 60 days.

(3)
Consists of (i) 46,337 shares of common stock held by Seth Van Voorhees individually and (ii) 162,500 shares that are vesting and exercisable within 60 days; does not include 162,500 unvested options held by Mr. Voorhees that are not exercisable within 60 days.

(4)
Consists of (i) 362,332 shares of common stock held by Nash-Flynn Investments, LLC, (ii) 226,254 shares of common stock held by the Whitney Pritchard Nash Flynn 2010 Trust and the Lindsay Pritchard Nash Flynn 2010 Trust, (iii) 882,556 shares of common stock issuable upon exercise of fully vested warrants held by the Whitney Pritchard Nash Flynn 2010 Trust and the Lindsay Pritchard Nash Flynn 2010 Trust, (iv) 1,750 shares of common stock held by Patrick J. Flynn, and (v) options to purchase up to 166,505 shares of common stock, all of which are vested and exercisable. Patrick J. Flynn is the owner of Nash-Flynn Investments, LLC and trustee of the Whitney Pritchard Nash Flynn 2010 Trust and the Lindsay Pritchard Nash Flynn 2010 Trust.

(5)
Consists of (i) 13,168 shares of common stock held by Cottingham-Hillcrest, Inc., and (ii) 231,942 shares of Common Stock subject to options held by Sharon A. Glied, Ph.D. of which 69,282 are vested and exercisable and 162,660 are will vest and be exercisable within 60 days. Dr. Glied is the President of Cottingham-Hillcrest, Inc.

(6)
Consists of (i) 8,336 shares of common stock held by Samuel David Gorovitz 2017 Irrevocable Trust, (ii) 8,336 shares of Common Stock held by Jeremy Paul Gorovitz 2017 Irrevocable Trust, (iii) 8,336 shares of common stock held by Marisa Shey Gorovitz 2017 Irrevocable Trust, (iv) 51,678 shares of common stock held by Elizabeth Gorovitz (the holder’s spouse), and (v) options to purchase up to 166,505 shares of common stock, of which 3,845 are vested and exercisable and 162,660 will vest and be exercisable within 60 days. Aaron Gorovitz is the trustee of the Samuel David Gorovitz 2017 Irrevocable Trust, the Jeremy Paul Gorovitz 2017 Irrevocable Trust, and the Marisa Shey Gorovitz 2017 Irrevocable Trust. Elizabeth Gorovitz is the wife of Aaron Gorovitz; does not include 20,843 shares issuable upon achievement of earnouts.

(7)
Consists of (i) 1,436,350 shares of Common Stock held by Shirat HaChaim Ltd., (ii) 208,443 shares of common stock held by CH Health-Private Venture Capital Ltd, (iii) 570,000 shares of common stock held by Chaim Hurvitz individually, and (iv) options to purchase up to 166,505 shares of common stock, of which 3,845 have vested and exercisable and 162,660 will vest and be exercisable within 60 days. Chaim Hurwitz is the owner of Shirat HaChaim Ltd. and CH Health-Private Venture Capital Ltd.

(8)
Consists of (i) 12,599,997 shares of common stock held by the Jonathan Javitt Living Trust, (ii) 1,422,000 shares of common stock held by The Javitt 2012 Irrevocable Dynasty Trust (the “Javitt Dynasty Trust”), (iii) 446,332 shares of common stock held by Jonathan Javitt individually, and (iv) 300,000 shares of common stock held by the Jonathan Javitt Donor Advised Fund. Jonathan Javitt, M.D., M.P.H. is the trustee of the Jonathan Javitt Living Trust, the grantor of the Javitt Dynasty Trust and the primary advisor of the Jonathan Javitt Donor Advised Fund. Dr. Javitt is not a trustee or beneficiary of the Javitt Dynasty Trust, and no beneficiary of the Javitt Dynasty Trust resides in Dr. Javitt’s household. Dr. Javitt disclaims beneficial ownership of the securities held by the Javitt Dynasty Trust.

(9)
Consists of (i) 23,710 shares of common stock held by Robert Besthof and (ii) 245,963 shares of common stock subject to options held by Robert Besthof which are vested and exercisable within 60 days of the Record Date.

(10)
Based on the Schedule 13D filed jointly by Daniel Javitt and Glytech, LLC with the SEC on September 13, 2022, the holdings consist of an aggregate of 9,643,234 shares of common stock held by Glytech, LLC. Glytech, LLC is owned by Daniel Javitt, who is the brother of Jonathan Javitt, M.D., M.P.H., a director of the Board and Chief Scientist of the Company.

PROPOSAL 1: ELECTION OF CLASS II DIRECTOR
Introduction
Our Board has nominated Janet Rehnquist to serve as a Class II member of our Board, with such term to expire at the 2026 annual meeting of stockholders or until the appointment, election and qualification of her successor.
Ms. Rehnquist, 66, is an attorney with more than 25 years of experience in highly regulated industries, particularly healthcare. Ms. Rehnquist founded RehnquistLaw PLLC in 2006, where her primary responsibilities include advising clients on regulatory and compliance matters as well as governmental investigations. Notably, Ms. Rehnquist served as the Inspector General at the Department of Health and Human Services from 2001-2003, and has since interacted frequently with government regulators, including compliance and enforcement professionals, negotiated Corporate Integrity Agreements (CIAs) with the government and helped clients implement and monitor these agreements. Ms. Rehnquist earned a BA with honors from the University of Virginia (1979) and a JD from the University of Virginia School of Law (1985), where she was an editor of the Journal of Law and Politics.
The Board believes that Ms. Rehnquist is qualified to serve as a member of the Board due to her extensive experience in the pharmaceutical industry. The Board has determined that, if elected, Ms. Rehnquist will be an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules.
Penalties or Sanctions
Ms. Rehnquist has not been subject to:
(1)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(2)
any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

The foregoing, not being within the knowledge of the Company, has been furnished by the director nominee.
Vote Required
Our Bylaws provide for a plurality voting standard for the election of directors. This means that the director nominee with the most votes for a particular seat is elected for that seat. As a result, an abstention or a broker non-vote on Proposal 1 will not have any effect on the election of the Class II director nominee.
Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF JANET REHNQUIST TO SERVE AS A CLASS II MEMBER OF THE BOARD FOR A TERM TO EXPIRE AT THE 2026 ANNUAL MEETING OF STOCKHODERS OR UNTIL THE APPOINTMENT, ELECTION, AND QUALIFICATION OF HER SUCCESSOR. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2: AMENDMENT OF 2021 OMNIBUS INCENTIVE PLAN
Introduction
Our Board is requesting that our stockholders approve the adoption of an amendment to the Omnibus Plan (the “Incentive Plan Amendment”), which was approved by the Board on November 16, 2023, subject to stockholder approval at the Annual Meeting. The Omnibus Plan was approved by our stockholders and adopted by the Company on May 24, 2021 (the “Effective Date”). The purpose of the Incentive Plan Amendment is to increase the number of shares of Common Stock (i) available for issuance pursuant to awards under the Omnibus Plan by 2,000,000 shares of Common Stock, and (ii) that may be delivered pursuant to the exercise of incentive stock options granted under the Omnibus Plan to 100% of the aggregate maximum amount of shares under the Omnibus Plan. If the Incentive Plan Amendment is approved, the number of shares authorized for issuance of awards under the Omnibus Plan will be increased to an aggregate maximum amount of 8,713,608 shares of Common Stock.
The Omnibus Plan is a successor to the NeuroRx, Inc. 2016 Omnibus Incentive Plan (the “Prior Plan”). No further awards have been or will be made under the Prior Plan on or after the Effective Date. Awards granted under the Prior Plan will continue in accordance with the terms of the applicable award agreement and the terms of the Prior Plan in effect when the awards were granted.
As of the Record Date, 1,126,714 shares of Common Stock remain available for issuance under the Omnibus Plan; options to purchase a total of 2,386,349 shares of Common Stock are outstanding under the Omnibus Plan; restricted stock units for the issuance of a maximum of 666,667 shares of our Common Stock are outstanding under the Omnibus Plan; and 1,060,940 options or other equity awards are outstanding under the Prior Plan. As of the Record Date, 2,533,878 shares of our Common Stock have been issued upon the exercise of options and vesting of other equity awards granted under the Omnibus Plan.
Reasons for Amendment of the Omnibus Plan
Our Board, the Compensation Committee, and management believe that the effective use of stock-based, long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Omnibus Plan will maintain and enhance the key policies and practices adopted by our management and the Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel.
Upon the initial adoption and subsequent stockholder approval of the Omnibus Plan, up to 5,373,049 shares of Common Stock were reserved for issuance as awards under the Omnibus Plan. The Omnibus Plan further provides that number of shares of Common Stock were reserved for issuance as awards under the Omnibus Plan would automatically increase each fiscal year following the Effective Date beginning with fiscal year 2022 and ending with (and including) fiscal year 2031 by the lesser of (a) 1% of the total number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year on a fully diluted basis assuming that all shares available for issuance under the Plan are issued and outstanding or (b) such number of shares of Common Stock determined by the Board, with the increase to occur on the first day of each such fiscal year or another day selected by the Board during such fiscal year. As a result of such automatic increase, as of the Record Date up to 6,713,608 shares of Common Stock were reserved for issuance as awards under the Omnibus Plan. Further, the Omnibus Plan provides that the maximum number of shares of Common Stock that may be delivered pursuant to the exercise of incentive stock options granted under the Omnibus Plan shall not exceed 2,500,000 shares.
We believe that the increase in the number of shares available for issuance, including pursuant to the exercise of incentive stock options, under our Omnibus Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants, advisors, and directors. The Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the Omnibus Plan, as of the Record Date, is not sufficient for future granting needs. The Board currently believes that if the Incentive Plan Amendment is approved by stockholders, the aggregate maximum total of (i) 8,713,608 shares available for issuance under the Omnibus Plan and (ii) 100% of the aggregate maximum amount of shares under the Omnibus Plan that may be issued with respect to incentive stock options will result in an adequate number of shares of common stock being available for future awards, including incentive stock options, under the Omnibus Plan.
A copy of the Incentive Plan Amendment is attached as Annex A to this Proxy Statement. The following is a brief summary of the Omnibus Plan. This summary is qualified in its entirety by reference to the text of the Omnibus Plan, a copy of which is attached as Annex B to this Proxy Statement.
Summary of Material Features of the Omnibus Plan
Administration
Our Board (or subcommittee thereof) administers the Omnibus Plan. The Board has the authority to determine the terms and conditions of any agreements evidencing any awards granted under the Omnibus Plan and to adopt, alter and repeal rules, guidelines and practices relating to the Omnibus Plan. The Board has full discretion to administer and interpret the Omnibus Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised, including, without limitation, upon attainment of performance conditions.
Eligibility
Any (i) individual employed by the Company (together with its subsidiaries and any and all successor entities) or an affiliate, (ii) director or officer of Company or an affiliate, (iii) consultant or advisor to the Company or an affiliate who may be offered securities registrable on Form S-8 under the Securities Act of 1933, as amended, or (iv) prospective employee, director, officer, consultant or advisor who has accepted an offer of employment or service from the Company or an affiliate who, in each case, is selected by the Board is eligible for awards under the Omnibus Plan. Except as otherwise required by applicable law or regulation or stock exchange rules, the Board has the sole and complete authority to determine who will be granted an award under the Omnibus Plan.
Number of Shares Authorized
The Omnibus Plan provides for an aggregate of 6,713,608 shares of our Common Stock. In addition, the number of shares of our Common Stock reserved for issuance under the Omnibus Plan automatically increases, commencing on fiscal year 2022 and ending on (and including) fiscal year 2031, in an amount equal to 1% of the total number of shares of our Common Stock outstanding as of before the date of each automatic increase, or a lesser number of shares determined by our Board. No more than 2,500,000 shares of our Common Stock may be issued with respect to incentive stock options under the Omnibus Plan. As noted above, if the Incentive Plan Amendment is approved, the total number of shares that may be issued pursuant to awards will be increased by 2,000,000 shares, for a total of 8,713,608 shares, and the total amount of shares that may be issued with respect to incentive stock options will be increased to 100% of the aggregate maximum amount of shares under the Omnibus Plan.
The maximum grant date fair value of cash and equity awards that may be awarded to a non-employee director under the Omnibus Plan during any one fiscal year, taken together with any cash fees paid to such non-employee director during such fiscal year, will be $750,000. Shares of our Common Stock subject to awards are generally unavailable for future grant. If any award granted under the Omnibus Plan expires, terminates, is canceled or forfeited without being settled or exercised, or if a stock appreciation right is settled in cash or otherwise without the issuance of shares, shares of our Common Stock subject to such award will again be made available for future grants. In addition, if any shares are surrendered or tendered to pay the exercise price of an award or to satisfy withholding taxes owed, such shares will again be available for grants under the Omnibus Plan.
Change in Capitalization
If there is a change in our capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of our Common Stock or other relevant change in capitalization or applicable law or circumstances, such that the Board determines that an adjustment to the terms of the Omnibus Plan (or awards thereunder) is necessary or appropriate, then the Board may make adjustments in a manner that it deems equitable. Such adjustments may be to the number of shares reserved for issuance under the Omnibus Plan, the number of shares covered by awards then outstanding under the Omnibus Plan, the limitations on awards under the Omnibus Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.
Awards Available for Grant
The Board may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards), other cash-based awards or any combination of the foregoing. Awards may be granted under the Omnibus Plan in assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock (which are referred to herein as “Substitute Awards”; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR).
Stock Options
The Board may grant options to purchase shares of our Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the Omnibus Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option.” Options granted under the Omnibus Plan will be subject to the terms and conditions established by the Board. Under the terms of the Omnibus Plan, the exercise price of the options will not be less than the fair market value of our Common Stock at the time of grant (except with respect to Substitute Awards. In addition, the exercise price for incentive stock options granted to 10% stockholders will be at least 110% of the fair market value of our Common Stock at the time of grant). Options granted under the Omnibus Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Board and specified in the applicable award agreement. The maximum term of an option granted under the Omnibus Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder), provided that, if the term of a non-qualified option would expire at a time when trading in the shares of our Common Stock is prohibited by the Company’s insider trading policy, the option’s term shall be automatically extended until the 30th day following the expiration of such prohibition (as long as such extension shall not violate Section 409A of the Code). Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent, or by such other method as the Board may permit in its sole discretion, including: (i) in other property (including previously owned shares; provided that such shares are not subject to any pledge or other security interest) having a fair market value equal to the exercise price and all applicable required withholding taxes, (ii) if there is a public market for the shares of our Common Stock at such time, by means of a broker-assisted cashless exercise mechanism or (iii) by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes. Any fractional shares of Common Stock will be settled in cash.
Stock Appreciation Rights
The Board may award SARs under the Omnibus Plan. SARs will be subject to the terms and conditions established by the Board. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. Except as otherwise provided by the Board (in the case of Substitute Awards), the exercise or hurdle price per share of our Common Stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant. The remaining terms of the SARs shall be established by the Board and reflected in the award agreement.

Restricted Stock
The Board may grant restricted stock under the Omnibus Plan, which will be subject to the terms and conditions established by the Board. Restricted stock is Common Stock that generally is non-transferable and is subject to other restrictions determined by the Board for a specified period. To the extent provided in an award agreement, the holder of outstanding restricted stock shall be entitled to be credited with dividend payments upon the payment by us of dividends on shares of our Common Stock, either in cash (at the sole discretion of the Board) or in shares of our Common Stock (or a combination of cash and shares) having a fair market value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on the restricted stock.
Restricted Stock Unit Awards
The Board may award restricted stock unit awards, which will be subject to the terms and conditions established by the Board. A restricted stock unit award, once vested, may be settled in common shares equal to the number of units earned, or in cash equal to the fair market value of the number of vested shares, at the election of the Board. Restricted stock units may be settled at the expiration of the period over which the units are to be earned or at a later date selected by the Board. To the extent provided in an award agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by us of dividends on shares of our Common Stock, either in cash (at the sole discretion of the Board) or in shares of our Common Stock (or a combination of cash and shares) having a fair market value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on the restricted stock units.
Other Stock-Based Awards
The Board may grant awards of unrestricted shares of our Common Stock, rights to receive grants of awards at a future date or other awards denominated in shares of our Common Stock under such terms and conditions as the Board may determine and as set forth in the applicable award agreement.
Nontransferability
Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution unless the Board permits the award to be transferred to a permitted transferee (as defined in the Omnibus Plan).
Amendment
The Omnibus Plan has a term of ten years. Our Board may amend, suspend or terminate the Omnibus Plan at any time, subject to stockholder approval if necessary to comply with any tax or other applicable regulatory requirement, including the rules of Nasdaq. No amendment, suspension or termination will materially and adversely affect the rights of any participant or recipient of any award without the consent of the participant or recipient.
The Board may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant of any award will not to that extent be effective without the consent of the affected participant. The Board may not, without shareholder approval, (i) effectuate an amendment or modification that reduces the option price of any option or the exercise or hurdle price of any SAR, (ii) cancel any outstanding option or SAR and replace with a new option or SAR (with a lower exercise or hurdle price, as the case may be) or other award or cash in a manner that (A) would be reportable on the Company’s proxy statement or Form 10-K as options that have been repriced or (B) result in any repricing for financial statement reporting purposes (or otherwise cause the award to fail to qualify for equity accounting treatment), (iii) take any other action considered a repricing for purposes of the stockholder approval rules of the applicable securities exchange on which our common shares are listed and/or (iv) cancel any outstanding option or SAR that has a per share exercise price (as applicable) at or above the fair market value of a share on the date of cancellation, and pay any consideration to the holder thereof, whether in cash securities or other property, or any combination thereof.
Clawback/Forfeiture
Awards may be subject to clawback or forfeiture to the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of Nasdaq or other applicable securities exchange, or if so required pursuant to a written policy adopted by the Company or the provisions of an award agreement.
Federal Income Tax Consequences
The following discussion summarizes certain federal income tax considerations of awards under the Omnibus Plan. However, it does not purport to be complete and does not describe the state, local, or foreign tax considerations or the consequences for any particular individual. This discussion is based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.
Stock Options
A participant generally does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. The Company generally should be entitled to a federal income tax deduction, subject to applicable limitations, at the same time and for the same amount as the participant recognizes as ordinary income. Any subsequent gain or loss generally will be taxable as long-term or short-term capital gain or loss for which the Company would not be entitled to a deduction.
Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year from the date of exercise, any gain or loss realized on the sale of the shares will be treated as a long-term capital gain or loss and the tax basis of the shares received for capital gain treatment is the option exercise price. If the participant disposes of the shares within either of the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise. In addition, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which a participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares over the $100,000 threshold will be treated as nonqualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were actually nonqualified stock options. The Company is not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares because the holding periods described above were not met.
Special Rule if Exercise Price is Paid for in Shares
If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of the Company’s common stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.
If the use of previously acquired shares to pay the exercise price of a stock option constitutes a disqualifying disposition of shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the requisite holding periods. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.
Stock Appreciation Rights
No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise. Subject to applicable limitations, the Company generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s taxable income.
Restricted Stock, Performance, and Restricted Stock Unit Awards
The participant will not realize ordinary income on the grant of an unvested restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested, and the Company will generally will be entitled to a corresponding deduction, subject to applicable limitations, in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares, and the Company generally will be entitled to a deduction for the same amount, subject to applicable limitations. If a valid Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.
The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award, and the Company generally will be entitled to a corresponding deduction, subject to applicable limitations.
Upon disposition of shares of common stock acquired under a restricted stock award, performance award, or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.
Other Stock-Based Awards and Dividend Equivalents
Generally, the granting of other stock-based awards or dividend equivalent rights should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of other stock-based awards or dividend equivalent rights generally should result in immediate recognition of taxable ordinary income by the recipient, equal to the amount of any cash paid (before applicable tax withholding) or the then-current fair market value of any common stock received, and a corresponding tax deduction by the Company, subject to applicable limitations. If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and to the Company generally will be similar to the tax consequences of restricted stock awards, as described above. If any other stock-based award consists of unrestricted shares, the recipient of those shares generally will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and the Company generally will be entitled to a corresponding tax deduction, subject to applicable limitations.
Company Tax Deduction and Other Tax Matters
Federal Tax Withholding
Any ordinary income realized by a participant upon the exercise of an award under the Omnibus Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for common stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, the Company may withhold a portion of the common stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if the Company consents, accept delivery of Common Stock with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the Common Stock. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.
Tax Consequences to the Company
To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. While deductibility of executive compensation for federal income tax purposes is among the factors the Board considers when structuring executive compensation arrangements, it is not the sole or primary factor considered. The Company retains the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the Company.
Million Dollar Deduction Limit and Other Tax Matters
The Company may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either the Company’s principal executive officer or principal financial officer, (ii) an individual who is among the Company’s three highest compensated officers for the taxable year (other than an individual who was either the Company’s principal executive officer or principal financial officer at any time during the taxable year), or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities), and (y) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date. To the extent that compensation is payable pursuant to a prior plan award granted on or before November 2, 2017, and if the Company determines that Section 162(m) of the Code will apply to any such awards, the Company intends that the terms of those awards will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.
While the deductibility of executive compensation for federal income tax purposes is among the factors the committee considers when structuring the Company’s executive compensation arrangements, it is not the sole or primary factor considered. The Company retains the flexibility to authorize compensation that may not be deductible if the Company believes it is in the best interests of the Company.
If a participant’s rights under the Omnibus Plan are accelerated as a result of a change in control and the participant is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a corresponding compensation deduction.
Section 409A of the Code
Certain types of awards under the Omnibus Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the Omnibus Plan and awards granted under the Omnibus Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Treasury Regulations and other authoritative guidance that may be issued under Section 409A of the Code. To the extent determined necessary and appropriate by the Committee, the Omnibus Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
New Plan Benefits
With respect to the increased number of shares reserved under the Omnibus Plan pursuant to the Incentive Plan Amendment, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Omnibus Plan because the grant of awards and terms of such awards are to be determined in the discretion of the committee.
The market value of our Common Stock is $0.294 per share based on the closing price of our common stock on November 21, 2023.
Vote Required
Assuming the presence of a quorum, the approval of Proposal 2 will require the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on this proposal. Broker non-votes and abstentions will have no effect on the outcome of the vote on this proposal.
Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE INCENTIVE PLAN AMENDMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3: RATIFICATION OF SELECTION OF AUDITORS
Introduction
The Audit Committee has selected the independent registered public accounting firm Salberg & Company, P.A. (“Salberg”) to serve as our auditors for the year ending December 31, 2023. We do not expect representatives of Salberg to be present at the Annual Meeting.
In deciding to appoint Salberg, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Salberg and concluded that Salberg has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.
On November 15, 2023, the Board dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective immediately.
The reports of KPMG on the Company’s financial statements for the two most recent fiscal years, ended December 31, 2022 and December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG report dated March 31, 2023 contained an explanatory paragraph stating there was substantial doubt about the Company’s ability to continue as a going concern.
During the two most recent fiscal years, ended December 31, 2022 and December 31, 2021, and the subsequent interim period through November 15, 2023, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such years. Also during this time, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except to note, for the years ended December 31, 2021 and for each of the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022, that management identified a material weakness in the Company’s internal control over financial reporting related to an insufficient degree of segregation of duties among the Company’s accounting and financial reporting personnel. The material weakness was remediated as of December 31, 2022.
On November 17, 2023, the Company engaged Salberg as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, effective immediately. During the fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through November 17, 2023, neither the Company nor anyone on its behalf has consulted with Salberg regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Salberg concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.
Vote Required
The selection of our independent registered public accounting firm for the year ending December 31, 2023 will be ratified upon the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on this proposal. Abstentions will have no effect on the vote on such matter. However, brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. The ratification of the selection of Salberg as our auditors for the year ending December 31, 2023 by our stockholders is not required under the DGCL, but the results of this vote will be considered by the Audit Committee in selecting auditors for future years.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF SALBERG TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Report of the Audit Committee
The Audit Committee oversees our independent registered public accounting firm and assists our Board in fulfilling its oversight responsibilities on matters relating to the integrity of our financial statements, our compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications and independence by meeting regularly with the independent registered public accounting firm and financial management personnel. Management is responsible for the preparation, presentation and integrity of our financial statements.
In fulfilling its oversight responsibilities, the audit committee:
•
reviewed and discussed our financial statements as of and for the fiscal year ended December 31, 2022 with management and KPMG;

•
discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

•
received the written disclosures and the letter from KPMG required by the applicable requirements of the PCAOB; and

•
discussed the independence of KPMG with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board, and our Board approved, that the audited financial statements and related notes thereto be included in our 2022 Annual Report for filing with the SEC.
Submitted by the Audit Committee of our Board:
Patrick J. Flynn
Aaron Gorovitz
Chaim Hurvitz

PROPOSAL 4: APPROVAL, ON AN ADVISORY BASIS,
OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Introduction
In recent years, good corporate governance commentators and advisors have advocated and, increasingly, governmental regulatory authorities, including the SEC, are mandating that public companies initiate procedures to ensure that stockholders have input on compensation programs for named executive officers. Pay that reflects performance and alignment of pay with the long-term interests of our stockholders are key principles that underlie our compensation program. The Dodd-Frank Act enables our stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say-on-pay” proposal, is required under Section 14A of the Exchange Act (which was put in place by the Dodd-Frank Act) and gives our stockholders the opportunity to express their views on the Company’s executive compensation. As this vote is an advisory vote, this proposal is not binding upon the Company, our Board or the Compensation Committee; however, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will review the voting results. To the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address these concerns.
We are asking our stockholders to indicate their support for our Named Executive Officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the related narrative discussion in this Proxy Statement, is hereby APPROVED.”
As required by the Dodd-Frank Act, this vote does not overrule any decisions by our Board, will not create or imply any change to or any additional fiduciary duties of the Board.
We currently expect to hold future advisory votes on executive compensation every three years, and the next “say-on-pay” vote is expected to occur at the 2026 annual meeting of stockholders.
Required Vote
The affirmative vote the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on this proposal is required to approve, on an advisory basis, the compensation of our Named Executive Officers. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Broker non-votes and abstentions will have no effect on the outcome of the vote on this proposal.
Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADIVSORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 5: APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF
HOLDING AN ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION
Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) requires that we provide our stockholders with the opportunity to indicate how frequently we should seek an advisory vote to approve the compensation of our Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 4 in this Proxy Statement. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on executive compensation every one year, two years, or three years, or they may withhold from such advisory vote.
Our Board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate option for our Company, and therefore our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In formulating its recommendation, our Board considered that an advisory vote on executive compensation every three years will allow our stockholders to provide us with their direct input on our compensation philosophy, policies, and practices as disclosed in the Proxy Statement. A period of three years will provide the Board and the Compensation Committee with the time to thoughtfully consider and thoroughly respond to stockholders’ sentiments and to implement any necessary changes in light of the timing required therefor. We understand that our stockholders may have different views as to what is the best approach for our Company, and we look forward to hearing from our stockholders on this proposal.
Please mark on the proxy card your preference as to the frequency of holding future advisory votes on executive compensation by marking the box on the proxy card labeled “EVERY THREE YEARS,” “EVERY TWO YEARS,” “EVERY ONE YEAR,” OR “ABSTAIN.”
Vote Required
The alternative among “EVERY THREE YEARS,” “EVERY TWO YEARS,” and “EVERY ONE YEAR” that receives the highest number of votes from the stockholders present in person virtually or by proxy and entitled to vote at the Annual Meeting will be deemed to be the frequency preferred by our stockholders.
While our Board believes that its recommendation is appropriate at this time, stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether the non-binding advisory vote on the approval of our Named Executive Officer compensation should be held every one year, two years, or three years.
Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO HOLD FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION EVERY “THREE YEARS”. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “THREE YEARS” FOR THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

ACCOUNTING FEES
KPMG served as our independent auditor from 2018 through November 15, 2023. On November 17, 2023, the Company engaged Salberg as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, effective immediately. The Company incurred the following fees from KPMG for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2022 and 2021.
	For the year ended December 31
	2022	2021
Audit fees(1)	$775,000	$798,600
Audit-related fees(2)	$0	$0
Tax fees(3)	$0	$0
All other fees(4)	$0	$0
Total fees	$775,000	$798,600

(1)
Audit fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in quarterly reports, services rendered in connection with the merger consummated in May 2021 and follow-on public offering, and additional public offerings.

(2)
There were no audit-related fees billed in 2022 or 2021.

(3)
There were no tax-related fees billed in 2022 or 2021.

(4)
There were no other fees billed in 2022 or 2021.

Audit Committee Pre-Approval Policy and Procedures
Consistent with requirements of the SEC and the PCAOB regarding auditor independence, our Audit Committee is responsible for the appointment, compensation, and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee (or the chair if such approval is needed on a time urgent basis) pre-approves audit and permissible non-audit services provided by the independent registered public accounting firm. These services include audit services, audit-related services, tax services and other services.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following includes a summary of transactions since January 1, 2021 to which we have been a party in which the amount involved exceeded or will exceed $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than transactions that are described under the “Executive Compensation” section of this Proxy Statement. We also describe below certain other transactions with our directors, executive officers and stockholders.
February 2022 Private Placement Lock-Up Agreement
On February 2, 2022, we consummated a private placement (the “Private Placement”) pursuant to the terms and conditions of that certain Securities Purchase Agreement, dated as of January 30, 2022 (the “Purchase Agreement”), with certain investors. In connection with the closing of the Private Placement, we entered into a lock-up agreement with Jonathan Javitt, M.D., M.P.H. and Daniel Javitt (collectively, the “Javitt Stockholders”), dated as of January 30, 2022 (the “Private Placement Lock-Up Agreement”), pursuant to which the Javitt Stockholders agreed not to transfer, directly or indirectly, any Common Stock owned by them for sixty (60) days following the Effective Date (as defined in the Purchase Agreement) (the “Restriction Period”). Subject to certain conditions, the Javitt Stockholders may transfer shares of Common Stock provided that: (i) we receive a signed lock-up letter agreement for the balance of the Restriction Period from each transferee, prior to such transfer, (ii) the transfer does not involve a disposition for value, (iii) the transfer is not required to be reported with the SEC in accordance with the Exchange Act, as amended, and no report of such transfer is made voluntarily, and (iv) neither the Javitt Stockholders nor any transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfer, with respect to certain specified transfers under the Private Placement Lock-Up Agreement. The Restriction Period has now expired.
Procedures with Respect to Review and Approval of Related Person Transactions
Our Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception of such conflicts of interest). We have adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on the Nasdaq. Under the policy, our legal department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If the legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our general counsel will be required to present to the audit committee all relevant facts and circumstances relating to the related person transaction. The audit committee will be required to review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of the our code of business conduct and ethics, and either approve or disapprove the related person transaction. If advance audit committee approval of a related person transaction requiring the audit committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the audit committee, subject to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then, upon such recognition, the transaction will be presented to the audit committee for ratification at the audit committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the audit committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then-current related person transactions. No director will be permitted to participate in approval of a related person transaction for which he or she is a related person.
Support Services
We license patents owned by Glytech LLC, which is solely owned by Daniel C. Javitt, the brother of Jonathan Javitt, a director and Chief Scientist of the Company. For the years ended December 31, 2022 and 2021, the Company in 2022 and NeuroRx, Inc., the predecessor to our Company, in 2021 paid Glytech LLC $250,000 and $250,000, respectively, for continuing research and development, technology support services and reimbursed expenses. These support services are ongoing. Glytech LLC’s support includes both non-clinical and clinical research in support of the expansion of our intellectual property portfolio.
In addition, we pay Zachary Javitt, the son Jonathan Javitt, on an hourly basis for services related to website, IT, and marketing support under the supervision of our Chief Executive Officer, who is responsible for assuring that the services are provided on financial terms that are at market. We paid Zachary Javitt a total of $133,445 and $106,500 during the years ended December 31, 2022 and 2021, respectively.
The Company also seeks services for digital health product development from PillTracker to monitor the use of Aviptadil, a drug, in clinical trials. Zachary Javitt is PillTracker’s Chief Executive Officer and Jonathan Javitt, M.D., M.P.H. is the chairman of its board of directors. The Company paid approximately $170,340.00 and $820,293.88 to PillTracker for its services for the years ended December 31, 2022 and 2021, respectively.

STOCKHOLDER PROPOSALS
Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2024 annual meeting of stockholders must be received by us on or before July 24, 2024 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, DE 19801, Attention: Secretary.
Stockholder proposals to be presented at our Annual Meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2024 annual meeting of stockholders, must be presented and received in accordance with the provisions of our Bylaws. Our Bylaws state that the stockholder must provide timely written notice of any nomination or proposal and supporting documentation. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive office not less than 90 days (or September 20, 2024) nor more than 120 days (or August 21, 2024) prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the preceding year, a stockholder’s notice must be delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by us; provided, further, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, a stockholder’s notice must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by us.
The stockholder must update and supplement its notice to us of his or her intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is 10 days prior to the meeting or any adjournment or postponement thereof. Any such update and supplement should be mailed at least 5 days after the record date and no later than 8 business days prior to the date of the meeting to: NRx Pharmaceuticals, Inc., 1201 Market Street, Suite 111, Wilmington, DE 19801, Attention: Secretary.
For the 2024 Annual Meeting, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2023 Annual Meeting, notice must be received no later than October 20, 2024. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.
EXPENSES AND SOLICITATION
The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail through our regular employees, we may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of our company registered in the names of a nominee and, if so, we will reimburse such banks, brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone, e-mail, or other form of electronic communication following the original solicitation. We have engaged Continental to host the virtual meeting and to manage the production and distribution of this Proxy Statement. We expect to pay Continental approximately $12,000 for their services.
HOUSEHOLDING OF PROXY MATERIALS
SEC rules concerning the delivery of annual disclosure documents allow us or stockholders’ brokers to send a single notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or stockholders’ brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by stockholders in the same household and helps to reduce our expenses. This rule applies to our notices, annual reports, proxy statements and information statements.
As such, owners of common stock in street name may receive a notice from their broker or bank stating that only one annual report or proxy statement will be delivered to multiple security holders sharing an address. However, if any stockholder residing at such an address wishes to receive a separate annual report or proxy statement, the Company will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at NRx Pharmaceuticals, Inc., 1201 North Market Street, Suite 111, Wilmington, DE 19801 or by telephone at (484) 254-6134.
OTHER MATTERS
At the date of this Proxy Statement, we know of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in our interest and the stockholders.
The Board invites you to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting virtually, please submit your vote by Internet, telephone or e-mail as promptly as possible so that your shares will be represented at the Annual Meeting.
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE READ THIS PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

Annex A
FIRST AMENDMENT TO
NRX PHARMACEUTICALS, INC. 2021 OMNIBUS INCENTIVE PLAN
This FIRST AMENDMENT TO NRX PHARMACEUTICALS, INC. 2021 OMNIBUS INCENTIVE PLAN (this “Amendment”), effective as of                  , 2023, is made and entered into by NRx Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the NRx Pharmaceuticals, Inc. 2021 Omnibus Incentive Plan (the “Plan”).
RECITALS
WHEREAS, Section 14 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time;
WHEREAS, the Board desires to amend the Plan to increase the maximum number of Shares (i) available for issuance under the Plan, as set forth in Section 5(b) of the Plan, by an additional 2,000,000 Shares, and (ii) that may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan, as set forth in Section 5(c) of the Plan, to be equal to 100% of the Share Pool; and
WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.
NOW, THEREFORE, in accordance with Section 14 of the Plan, the Company hereby amends the Plan as follows:
1.   Section 5(b) of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5(b):
(b)   Available Shares.   Subject to Section 11 of the Plan and subsection (e) below, the maximum number of Shares available for issuance under the Plan shall not exceed 8,713,608, plus the number of Shares set forth in the next sentence (the “Share Pool”) on a fully diluted basis assuming that all shares available for issuance under the Plan are issued and outstanding. The Share Pool will automatically increase each fiscal year following the Effective Date beginning with fiscal year 2022 and ending with fiscal year 2031 by the lesser of (a) 1% of the total number of Shares outstanding on the last day of the immediately preceding fiscal year on a fully diluted basis assuming that all shares available for issuance under the Plan are issued and outstanding or (b) such number of Shares determined by the Board. The increase shall occur on the first day of each such fiscal year or another day selected by the Board during such fiscal year. As of the Plan’s Effective Date, the Company will cease granting awards under the Prior Plan.
2.   Section 5(c) of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5(c):
(b)   Incentive Stock Options Limit.   The maximum number of Shares that may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan shall not exceed 100% of the Share Pool.
3.   Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.
NRX PHARMACEUTICALS, INC.
By:

Name:

Title:

Signature Page to
First Amendment to
NRx Pharmaceuticals, Inc. Omnibus Incentive Plan

A-2

Annex B
NRX Pharmaceuticals, Inc.
2021 Omnibus Incentive Plan
1.   Purpose.   The purpose of the NRX Pharmaceuticals, Inc. 2021 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to (i) attract and retain individuals to serve as employees, consultants or Directors of NRX Pharmaceuticals, Inc., a Delaware corporation (together with its Subsidiaries, whether existing or thereafter acquired or formed, and any and all successor entities, the “Company”) and its Affiliates by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation and (ii) align the interests of the foregoing with those of the Company’s stockholders.
2.   Effective Date; Duration.   The effective date of the Plan is May 24, 2021 (the “Effective Date”), which is the closing date of the Initial Business Combination. The expiration date of the Plan, on and after which date no Awards may be granted under the Plan, shall be the 10th anniversary of the Effective Date (the “Expiration Date”); provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.
3.   Definitions.   The following definitions shall apply throughout the Plan:
(a)   “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(b)   “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award or Other Cash-Based Award granted under the Plan.
(c)   “Award Agreement” means any agreement (whether in written or electronic form) or other instrument or document evidencing any Award (other than an Other Cash-Based Award) granted under the Plan (including, in each case, in electronic form), which may, but need not, be executed or acknowledged by a Participant (as determined by the Committee).
(d)   “Beneficial Ownership” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.
(e)   “Board” means the Board of Directors of the Company.
(f)   “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s termination of employment or termination of consultancy, the following: (i) in the case where there is no employment agreement, consulting agreement, change-in-control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform the Participant’s duties or responsibilities for any reason other than illness or incapacity, repeated or material violation of any employment policy, violation or breach of any confidentiality agreement, work product agreement or other agreement between the Participant and the Company, as determined by the Committee in its good faith discretion or (ii) in the case where there is an employment agreement, consulting agreement, change-in-control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a Change in Control, such definition of “cause” shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s termination of directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
(g)   “Change in Control” means, unless the applicable Award Agreement or the Committee provides otherwise, the first to occur of any of the following events:
(i)   the acquisition by any Person or related “group” (as such term is used in Section 13(d) and Section 14(d) of the Exchange Act) of Persons, or Persons acting jointly or in concert, of Beneficial Ownership (including control or direction) of 50% or more (on a fully diluted basis) of either (A) the then-outstanding Shares, including Shares issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Shares or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote in the election of Directors (the “Outstanding Company Voting Securities”), but excluding any acquisition by the Company or any of its Affiliates, its Permitted Transferees or any of their respective Affiliates or by any employee benefit plan sponsored or maintained by the Company or any of its Affiliates;
(ii)   a change in the composition of the Board such that members of the Board during any consecutive 24-month period (the “Incumbent Directors”) cease to constitute a majority of the Board. Any person becoming a Director through election or nomination for election approved by a valid vote of a majority of the Incumbent Directors shall be deemed an Incumbent Director; provided, however, that no individual becoming a Director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board, shall be deemed an Incumbent Director;
(iii)   the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company; or
(iv)   the consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange or similar form of corporate transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if Outstanding Company Voting Securities are issued or issuable (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of the entity resulting from such Business Combination or the entity that acquired all or substantially all of the business or assets of the Company in such Sale (in either case, the “Surviving Company”), or the ultimate parent entity that has Beneficial Ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by Shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.
(h)   “Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor thereto. References to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successors thereto.

(i)   “Committee” means the Compensation Committee of the Board or subcommittee thereof or, if no such committee or subcommittee thereof exists, or if the Board otherwise takes action hereunder on behalf of the Committee, the Board.
(j)   “Common Stock” means the common stock of the Company, par value of $0.001 per share (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).
(k)   “Company” has the meaning set forth in Section 1 of the Plan.
(l)   “Director” means any member of the Company’s Board.
(m)   “Deferred Award” means an Award granted pursuant to Section 13 of the Plan.
(n)   “Disability” means, unless otherwise provided in an Award Agreement, cause for termination of a Participant’s employment or service due to a determination that a Participant is disabled in accordance with a long-term disability insurance program maintained by the Company or a determination by the U.S. Social Security Administration that the Participant is totally disabled.
(o)   “dollar” or “$” shall refer to United States dollars.
(p)   “Effective Date” has the meaning set forth in Section 2 of the Plan.
(q)   “Eligible Director” means a Director who satisfies the conditions set forth in Section 4(a) of the Plan.
(r)   “Eligible Person” means any (i) individual employed by the Company or an Affiliate, (ii) Director or officer of the Company or an Affiliate, (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act, or (iv) prospective employee, director, officer, consultant or advisor who has accepted an offer of employment or service from the Company or an Affiliate (and would satisfy the provisions of clause (i), (ii) or (iii) above once such individual begins employment with or providing services to the Company or an Affiliate).
(s)   “Employment Agreement” means any employment, severance, consulting or similar agreement (including any offer letter) between the Company and a Participant.
(t)   “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.
(u)   “Expiration Date” has the meaning set forth in Section 2 of the Plan.
(v)   “Fair Market Value” means, (i) with respect to a Share on a given date, (x) if the Shares are listed on a national securities exchange, the closing sales price of a Share reported on such exchange on such date or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported or (y) if the Shares are not listed on any national securities exchange, the amount determined by the Committee in good faith to be the fair market value of a Share or (ii) with respect to any other property on any given date, the amount determined by the Committee in good faith to be the fair market value of such other property as of such date.
(w)   “Immediate Family Members” has the meaning set forth in Section 15(b)(ii) of the Plan.
(x)   “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.
(y)   “Initial Business Combination” shall mean the transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 13, 2020, by and among Big Rock Partners Acquisition Corp., NeuroRx, Inc. and Big Rock Merger Corp.

(z)   “Intrinsic Value” with respect to an Option or SAR means (i) the excess, if any, of the price or implied price per Share in a Change in Control or other event over (ii) the exercise or hurdle price of such Award multiplied by (iii) the number of Shares covered by such Award.
(aa)   “Indemnifiable Person” has the meaning set forth in Section 4(e) of the Plan.
(bb)   “NASDAQ” means the Nasdaq Global Market.
(cc)   “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.
(dd)   “Option” means an Award granted under Section 7 of the Plan.
(ee)   “Option Period” has the meaning set forth in Section 7 of the Plan.
(ff)   “Other Cash-Based Award” means an Award granted under Section 10 of the Plan that is denominated and/or payable in cash, including cash awarded as a bonus or upon the attainment of specific performance criteria or as otherwise permitted by the Plan or as contemplated by the Committee.
(gg)   “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.
(hh)   “Participant” has the meaning set forth in Section 6 of the Plan.
(ii)   “Performance Conditions” means specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units or any combination of the foregoing), which may be determined in accordance with GAAP or on a non-GAAP basis, including, without limitation, on the following measures: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, net assets, capital, gross revenue or gross revenue growth, invested capital, equity or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), which may be but are not required to be measured on a per share basis; (viii) earnings before or after taxes, interest, depreciation and amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) customer satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other “value creation” metrics; (xvii) enterprise value; (xviii) stockholder return; (xix) client or customer retention; (xx) competitive market metrics; (xxi) employee retention; (xxii) personal targets, goals or completion of projects (including, but not limited, to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxiii) system-wide revenues; (xxiv) cost of capital, debt leverage year-end cash position or book value; (xxv) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxvi) any combination of the foregoing. Any one or more of the aforementioned performance criteria may be stated as a percentage of another performance criteria, or used on an absolute or relative basis to measure the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above performance criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee deems appropriate, or as compared to various stock market indices. The Performance Conditions may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). The Committee shall have the authority to make equitable adjustments to the Performance Conditions as may be determined by the Committee, in its sole discretion.

(jj)   “Permitted Transferee” has the meaning set forth in Section 15(b)(ii) of the Plan.
(kk)   “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company.
(ll)   “Prior Plan” means the NeuroRx, Inc. 2016 Omnibus Incentive Plan.
(mm)   “Prior Plan Award” means an award outstanding under the Prior Plan as of immediately prior to the Effective Date of the Plan.
(nn)   “Released Unit” has the meaning set forth in Section 9(f)(ii) of the Plan.
(oo)   “Restricted Period” has the meaning set forth in Section 9(a) of the Plan.
(pp)   “Restricted Stock” means any Share subject to certain specified restrictions and forfeiture conditions, granted pursuant to Section 9 of the Plan.
(qq)   “Restricted Stock Unit” means a contractual right granted pursuant to Section 9 of the Plan that is denominated in Shares. Each Restricted Stock Unit represents an unfunded and unsecured promise to deliver Shares, cash, other securities or other property, or a combination thereof, subject to certain specified restrictions, granted pursuant to Section 9 of the Plan.
(rr)   “SAR Period” has the meaning set forth in Section 8(c) of the Plan.
(ss)   “Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or other interpretive guidance.
(tt)   “Share” means a share of Common Stock, par value of $0.001 per share.
(uu)   “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
(vv)   “Subsidiary” means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company, directly or indirectly, has a significant equity interest, in each of case (i) and (ii) as determined by the Committee and (iii) any other company which the Committee determines should be treated as a “Subsidiary.” Whether employment by or service with a Subsidiary is included within the scope of this Plan shall be determined by the Committee.
(ww)   “Substitute Award” means an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
4.   Administration.
(a)   The Committee shall administer the Plan, and shall have the sole and plenary authority to (i) designate Participants, (ii) determine the type, size, and terms and conditions of Awards to be granted and to grant such Awards (including Substitute Awards), (iii) determine the method by which an Award may be settled, exercised, canceled, forfeited, suspended or repurchased by the Company, (iv) determine the circumstances under which the delivery of cash, property or other amounts payable with respect to an Award may be deferred, either automatically or at the Participant’s or Committee’s election, (v) interpret, administer, reconcile any inconsistency in, correct any defect in and supply any omission in the Plan and any Award granted under the Plan, (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan, (vii) accelerate or modify the vesting, delivery or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law. To the extent determined by the Board and/or required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if applicable and if the Board is not acting as the Committee under the Plan), or any exception or exemption under applicable securities laws or the applicable rules of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Shares are listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan, be (1) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and/or (2) an “independent director” under the rules of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Shares are listed or quoted, or a person meeting any similar requirement under any successor rule or regulation (“Eligible Director”). However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.
(b)   The Committee may delegate all or any portion of its responsibilities and powers to any person(s) selected by it, except for grants of Awards to persons who are members of the Board or are otherwise subject to Section 16 of the Exchange Act. To the extent permitted by applicable law, including under Section 157(c) of the Delaware General Corporation Law, the Committee may delegate to one or more officers of the Company the authority to grant Options, SARs, Restricted Stock Units or other Awards in the form of rights to Shares, except that such delegation shall not be applicable to any Award for a Person then covered by Section 16 of the Exchange Act, and the Committee may delegate to one or more committees of the Board (which may consist of solely one Director) the authority to grant all types of awards, in accordance with applicable law. Any such delegation may be revoked by the Committee at any time.
(c)   As further set forth in Section 15(g) of the Plan, the Committee shall have the authority to amend the Plan and Awards to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States or are subject to laws outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without stockholder approval if such approval is required by applicable securities laws or regulations or the NASDAQ listing guidelines.
(d)   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons and entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award and any stockholder of the Company.
(e)   No member of the Board or the Committee, nor any employee or agent of the Company (each such person, an “Indemnifiable Person”), shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or willful criminal omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be involved as a party, witness or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or willful criminal omission or that such right of indemnification is otherwise prohibited by law or by the Company’s certificate of incorporation or bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s certificate of incorporation or by-laws, as a matter of law, individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(f)   The Board may at any time and from time to time grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
5.   Grant of Awards; Available Shares for Awards; Limitations.
(a)   Awards.   The Committee may grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall vest and, if applicable, become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee and as set forth in an Award Agreement, including, without limitation, attainment of Performance Conditions.
(b)   Available Shares.   Subject to Section 11 of the Plan and subsection (e) below, the maximum number of Shares available for issuance under the Plan shall not exceed 5,373,049, plus the number of Shares set forth in the next sentence (the “Share Pool”) on a fully diluted basis assuming that all shares available for issuance under the Plan are issued and outstanding. The Share Pool will automatically increase each fiscal year following the Effective Date beginning with fiscal year 2022 and ending with fiscal year 2031 by the lesser of (a) 1% of the total number of Shares outstanding on the last day of the immediately preceding fiscal year on a fully diluted basis assuming that all shares available for issuance under the Plan are issued and outstanding or (b) such number of Shares determined by the Board. The increase shall occur on the first day of each such fiscal year or another day selected by the Board during such fiscal year. As of the Plan’s Effective Date, the Company will cease granting awards under the Prior Plan.
(c)   Incentive Stock Options Limit.   The maximum number of Shares that may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan shall not exceed 2,500,000.
(d)   Director Compensation Limit.   The maximum amount (based on the fair value of Shares underlying Awards on the grant date as determined in accordance with applicable financial accounting rules) of Awards that may be granted in any single fiscal year to any non-employee member of the Board, taken together with any cash fees paid to such non-employee member of the Board during such fiscal year, shall be $750,000.
(e)   Share Counting.   The Share Pool shall be reduced by the number of Shares delivered for each Award granted under the Plan that is valued by reference to a Share; provided that Awards that are valued by reference to Shares but are required to or may be paid in cash pursuant to their terms shall not reduce the Share Pool. If and to the extent that Awards terminate, expire or are cash settled, canceled, forfeited, exchanged or surrendered without having been exercised, vested or settled, the Shares subject to such Awards shall again be available for Awards under the Share Pool. In addition, any (i) Shares tendered by Participants, or withheld by the Company, as full or partial payment to the Company upon the exercise of Options granted under the Plan; (ii) Shares reserved for issuance upon the grant of Stock Appreciation Rights, to the extent that the number of reserved Shares exceeds the number of Shares actually issued upon the exercise of the Stock Appreciation Rights; and (iii) Shares withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the exercise of Options or SARs granted under the Plan, or upon the lapse of restrictions on, or settlement of, an Award, shall again be available for Awards under the Share Pool.
(f)   Source of Shares.   Shares delivered by the Company in settlement of Awards may be authorized and unissued Shares, Shares held in the treasury of the Company, Shares purchased on the open market or by private purchase, or a combination of the foregoing.
(g)   Substitute Awards.   Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not approved in contemplation or such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination. Notwithstanding the foregoing, Substitute Awards issued or intended as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of Incentive Stock Options available under the Plan.
6.   Eligibility.   Participation shall be for Eligible Persons who have been selected by the Committee or its delegate to receive grants under the Plan (each such Eligible Person, a “Participant”). Holders of options and other types of awards granted by a company acquired by the Company or with which the Company combines are eligible for grants of Substitute Awards under the Plan to the extent permitted under applicable regulations of any stock exchange on which the Company is listed.
7.   Options.
(a)   Generally.   Each Option shall be subject to the conditions set forth in the Plan and in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the Award Agreement expressly states otherwise. Incentive Stock Options shall be granted only subject to and in compliance with Section 422 of the Code, and only to Eligible Persons who are employees of the Company and its Affiliates and who are eligible to receive an Incentive Stock Option under the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option properly granted under the Plan.
(b)   Exercise Price.   The exercise price per Share for each Option, which is the purchase price per Share underlying the Option, shall be determined by the Committee at the time of grant and, except in the case of a Substitute Award, such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option. Any modification to the exercise price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 14(b).
(c)   Vesting, Exercise and Expiration.   The Committee shall determine the manner and timing of vesting, exercise and expiration of Options. The period between the date of grant and the scheduled expiration date of the Option (“Option Period”) shall not exceed ten (10) years, unless the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the Shares is prohibited by the Company’s insider-trading policy or a Company-imposed “blackout period,” in which case, unless otherwise provided by the Committee, the Option Period may be extended automatically until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code) or the Committee may provide for the automatic exercise of such Option prior to the expiration of the Option Period. The Committee may accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect any other terms and conditions of such Option.

(d)   Method of Exercise and Form of Payment.   No Shares shall be delivered pursuant to any exercise of an Option until the Participant has paid the exercise price to the Company in full, and an amount equal to any applicable U.S. federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. Options may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the Option and the Award Agreement, accompanied by payment of the exercise price and such applicable taxes. The exercise price and delivery of all applicable required withholding taxes shall be payable (i) in cash or by check or cash equivalent or (ii) by such other method as the Committee may permit, in its sole discretion, including without limitation: (A) in the form of other property (including previously owned Shares; provided that such Shares are not subject to any pledge or other security interest) having a Fair Market Value on the date of exercise equal to the exercise price and all applicable required withholding taxes; (B) if there is a public market for the Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company or its designee (including third-party administrators) is delivered a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the exercise price and all applicable required withholding taxes against delivery of the Shares to settle the applicable trade; or (C) by means of a “net exercise” procedure effected by withholding the minimum number of Shares otherwise deliverable in respect of an Option that are needed to pay for the exercise price and all applicable required withholding taxes. In all events of cashless or net exercise, any fractional Shares shall be settled in cash.
(e)   Notification upon Disqualifying Disposition of an Incentive Stock Option.   Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date on which the Participant makes a disqualifying disposition of any Share acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Share before the later of (i) two years after the date of grant of the Incentive Stock Option and (ii) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Share acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Share.
(f)   Compliance with Laws.   Notwithstanding the foregoing, in no event shall the Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation service on which the Shares of the Company are listed or quoted.
(g)   Incentive Stock Option Grants to 10% Stockholders.   Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or of a parent or subsidiary of the Company (within the meaning of Sections 424(e) and 424(f) of the Code), the Option Period shall not exceed five (5) years from the date of grant of such Option and the exercise price shall be at least 110% of the Fair Market Value (on the date of grant) of the shares subject to the Option.
(h)   $100,000 Per Year Limitation for Incentive Stock Options.   To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.
8.   Stock Appreciation Rights (SARs).
(a)   Generally.   Each SAR shall be subject to the conditions set forth in the Plan and in the applicable Award Agreement.

(b)   Exercise Price.   The exercise or hurdle price per Share for each SAR shall be determined by the Committee at the time of grant and, except in the case of a Substitute Award, such exercise or hurdle price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such SAR. Any modification to the exercise or hurdle price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 14(b).
(c)   Vesting, Exercise and Expiration.   The Committee shall determine the manner and timing of vesting, exercise and expiration of SARs. The period between the date of grant and the scheduled expiration of the SAR (the “SAR Period”) shall not exceed ten (10) years, unless the SAR Period would expire at a time when trading in the Shares is prohibited by the Company’s insider-trading policy or a Company-imposed “blackout period,” in which case, unless otherwise provided by the Committee, the SAR Period may be extended automatically until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code) or the Committee may provide for the automatic exercise of such SAR prior to the expiration of the SAR Period. The Committee may accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect any other terms and conditions of such SAR.
(d)   Method of Exercise and Form of Payment.   SARs may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the SAR and the Award Agreement, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Upon the exercise of a SAR, the Company shall pay to the holder thereof an amount equal to the number of Shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Share on the exercise date over the exercise price, less an amount equal to any applicable U.S. federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. The Company shall pay such amount in cash, in Shares valued at Fair Market Value as determined on the date of exercise, or any combination thereof, as determined by the Committee. Any fractional Shares shall be settled in cash.
9.   Restricted Stock and Restricted Stock Units.
(a)   Generally.   Each Restricted Stock and Restricted Stock Unit shall be subject to the conditions set forth in the Plan and the applicable Award Agreement. The Committee shall establish restrictions applicable to Restricted Stock and Restricted Stock Units, including the period over which the restrictions shall apply (the “Restricted Period”), and the time or times at which Restricted Stock or Restricted Stock Units shall become vested. The Committee may accelerate the vesting and/or the lapse of any or all of the restrictions on Restricted Stock and Restricted Stock Units, which acceleration shall not affect any other terms and conditions of such Awards. No Share shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award.
(b)   Stock Certificates; Escrow or Similar Arrangement.   Upon the grant of Restricted Stock, the Committee shall cause Share(s) to be registered in the name of the Participant, which may be evidenced in any manner the Committee may deem appropriate, including in book-entry form subject to the Company’s directions or the issuance of a stock certificate registered in the name of the Participant. In such event, the Committee may provide that such certificates shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and release of restrictions, in which case the Committee may require the Participant to execute and deliver to the Company or its designee (including third-party administrators) (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock.
(d)   Voting and Rights as a Stockholder.   Subject to the restrictions set forth in the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder with respect to Awards of Restricted Stock, including, without limitation, the right to vote such Shares of Restricted Stock and the right to receive dividends. Unless otherwise provided by the Committee or in an Award Agreement, a Restricted Stock Unit shall not convey to the Participant the rights and privileges of a stockholder with respect to the Share subject to the Restricted Stock Unit, such as the right to vote or the right to receive dividends, unless and until a Share is issued to the Participant to settle the Restricted Stock Unit.
(e)   Restrictions; Forfeiture.   Restricted Stock and Restricted Stock Units awarded to the Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and shall be subject to the restrictions on transferability set forth in the Award Agreement. Unless otherwise provided by the Committee, in the event of any forfeiture, all rights of the Participant to such Restricted Stock (or as a stockholder with respect thereto) and to such Restricted Stock Units, as applicable, shall terminate without further action or obligation on the part of the Company. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.
(f)   Delivery of Restricted Stock and Settlement of Restricted Stock Units.
(i)   Upon the expiration of the Restricted Period with respect to any Shares of Restricted Stock and the attainment of any other vesting criteria, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect, except as set forth in the Award Agreement. If an escrow arrangement is used, upon such expiration the Company shall deliver to the Participant or such Participant’s beneficiary or Permitted Transferee (via book-entry notation or, if applicable, in stock certificate form) the Shares of Restricted Stock with respect to which the Restricted Period has expired (rounded down to the nearest full Share). To the extent provided in an Award Agreement, dividends, if any, that may have been withheld by the Company and attributable to the Restricted Stock shall be distributed to the Participant in cash or in Shares (or a combination of cash and Shares) having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on the Restricted Stock.
(ii)   Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee in the applicable Award Agreement, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or such Participant’s beneficiary (via book-entry notation or, if applicable, in stock certificate form), one Share (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit that has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained (“Released Unit”); provided, however, that the Committee may elect to (A) pay cash or part cash and part Shares in lieu of delivering only Shares in respect of such Released Units or (B) defer the delivery of Shares (or cash or part Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Shares would have otherwise been delivered to the Participant in respect of such Restricted Stock Units. To the extent provided in an Award Agreement, dividend equivalents, if any, that may have been withheld by the Company and attributable to the Restricted Stock Units shall be distributed to the Participant in cash or in Shares (or a combination of cash and Shares) having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on the Restricted Stock Units.
(g)   Legends on Restricted Stock.   Each certificate representing Shares of Restricted Stock awarded under the Plan, if any, shall bear as appropriate a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Shares:
TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE NRX PHARMACEUTICALS, INC. 2021 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF          , BETWEEN NRX PHARMACEUTICALS, INC. AND           .

A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF NRX PHARMACEUTICALS, INC.
10.   Other Stock-Based Awards and Other Cash-Based Awards.   The Committee may issue unrestricted Shares, rights to receive future grants of Awards, or other Awards denominated in Shares (including performance shares or performance units), or Awards that provide for cash payments based in whole or in part on the value or future value of Shares (“Other Stock-Based Awards”) and Other Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time determine. Each Other Stock-Based Award shall be evidenced by an Award Agreement, which may include conditions including, without limitation, the payment by the Participant of the Fair Market Value of such Shares on the date of grant. Each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time.
11.   Changes in Capital Structure and Similar Events.   In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Shares or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in any case an adjustment is determined by the Committee to be necessary or appropriate, then the Committee shall (other than with respect to Other Cash-Based Awards), to the extent permitted under Section 409A of the Code, make any such adjustments in such manner as it may deem equitable, including, without limitation, any or all of the following:
(i)   adjusting any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the exercise price with respect to any Award and/or (3) any applicable performance measures (including, without limitation, Performance Conditions and performance periods);
(ii)   providing for a substitution or assumption of Awards (or awards of an acquired or acquiring company), accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate or become no longer exercisable upon the occurrence of such event); and
(iii)   cancelling any one or more outstanding Awards (or awards of an acquired or acquiring company) and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per Share received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate exercise price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per Share exercise price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect any “equity restructuring” (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)). Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 11 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 11 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 promulgated under the Exchange Act. Any such adjustment hereunder, upon notice, shall be conclusive and binding for all purposes. In anticipation of the occurrence of any event listed in the first sentence of this Section 11, for reasons of administrative convenience, the Committee in its sole discretion may refuse to permit the exercise of any Award or as it otherwise may determine during a period of up to thirty (30) days prior to, and/or up to thirty (30) days after, the anticipated occurrence of any such event.
12.   Effect of Termination of Service or a Change in Control on Awards.
(a)   Termination.   To the extent permitted under Section 409A of the Code, the Committee may provide, by rule or regulation or in any applicable Award Agreement, or may determine in any individual case, the circumstances in which, and to the extent to which, an Award may be exercised, settled, vested, paid or forfeited in the event of the Participant’s termination of service prior to the end of a performance period or vesting, exercise or settlement of such Award.
(b)   Change in Control.   Except to the extent otherwise provided in an Award Agreement, or any applicable employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or an Affiliate, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary:
(i)   If the acquirer or successor company in such Change in Control has agreed to provide for the substitution, assumption, exchange or other continuation of Awards granted pursuant to the Plan, then, if the Participant’s employment with or service to the Company or an Affiliate is terminated by the Company or Affiliate without Cause (and other than due to death or Disability) on or within 24 months following a Change in Control, then unless otherwise provided by the Committee, all Options and SARs held by such Participant shall become immediately exercisable with respect to 100% of the shares subject to such Options and SARs, and that the Restricted Period (and any other conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and Restricted Stock Units and any other Awards (other than an Other Cash-Based Award) held by such Participant (including a waiver of any applicable Performance Conditions); provided that if the vesting or exercisability of any Award would otherwise be subject to the achievement of Performance Conditions, the portion of such Award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of actual or target performance as determined by the Committee.
(ii)   If the acquirer or successor company in such Change in Control has not agreed to provide for the substitution, assumption, exchange or other continuation of Awards granted pursuant to the Plan, then unless otherwise provided by the Committee, all Options and SARs held by such Participant shall become immediately exercisable with respect to 100% of the shares subject to such Options and SARs, and the Restricted Period (and any other conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and Restricted Stock Units and any other Awards (other than an Other Cash-Based Award) held by such Participant (including a waiver of any applicable Performance Conditions); provided that if the vesting or exercisability of any Award would otherwise be subject to the achievement of Performance Conditions, the portion of such Award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of actual or target performance as determined by the Committee.
(iii)   In addition, the Committee may upon at least ten (10) days’ advance notice to the affected Participants, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event (it being understood that any Option or SAR having a per-share exercise or hurdle price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor). Notwithstanding the above, the Committee shall exercise such discretion over the timing of settlement of any Award subject to Code Section 409A at the time such Award is granted.
(iv)   To the extent practicable, the provisions of this Section 12(b) shall occur in a manner and at a time that allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Stock subject to their Awards.
13.   Deferred Awards.   The Committee is authorized, subject to limitations under applicable law, to grant to Participants Deferred Awards, which may be a right to receive Shares or cash under the Plan (either independently or as an element of or supplement to any other Award under the Plan), including, as may be required by any applicable law or regulations or determined by the Committee, in lieu of any annual bonus, commission or retainer that may be payable to a Participant under any applicable, bonus, commission or retainer plan or arrangement. The Committee shall determine the terms and conditions of such Deferred Awards, including, without limitation, the method of converting the amount of annual bonus into a Deferred Award, if applicable, and the form, vesting, settlement, forfeiture and cancellation provisions or any other criteria, if any, applicable to such Deferred Awards. Shares underlying a Share-denominated Deferred Award, which is subject to a vesting schedule or other conditions or criteria, including forfeiture or cancellation provisions, set by the Committee shall not be issued until or following the date that those conditions and criteria have been satisfied. Deferred Awards shall be subject to such restrictions as the Committee may impose (including any limitation on the right to vote a Share underlying a Deferred Award or the right to receive any dividend, dividend equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The Committee may determine the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any Deferred Award may be made.
14.   Amendments and Termination.
(a)   Amendment and Termination of the Plan.   The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuance or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any applicable rules or requirements of any securities exchange or inter-dealer quotation service on which the Shares may be listed or quoted, for changes in GAAP to new accounting standards); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary, unless the Committee determines that such amendment, alteration, suspension, discontinuance or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation. No Awards may be granted or awarded during any period of suspension, after termination of the Plan or after the Expiration Date.
(b)   Amendment of Award Agreements.   The Committee may, to the extent not inconsistent with the terms of any applicable Award Agreement or the Plan, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after the Participant’s termination of employment or service with the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant unless the Committee determines that such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation; provided, further, that except as otherwise permitted under Section 11 of the Plan, if (i) the Committee reduces the exercise price of any Option or of any SAR, (ii) the Committee cancels any outstanding Option or SAR and replaces it with a new Option or SAR (with a lower exercise price, as the case may be) or other Award or cash in a manner that would either (A) be reportable on the Company’s proxy statement or Form 10-K (if applicable) as Options that have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act) or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment), (iii) take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the Share is listed or quoted and/or (iv) cancel any outstanding Option or SAR that has a per Share exercise price (as applicable) at or above the Fair Market Value of a Share on the date of cancellation, and pay any consideration to the holder thereof, whether in cash, securities or other property, or any combination thereof, then, in the case of the immediately preceding clauses (i) through (iv), any such action shall not be effective without stockholder approval.
15.   General.
(a)   Award Agreements; Other Agreements.   Each Award (other than an Other Cash-Based Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered (whether in written or electronic form) to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. In the event of any conflict between the terms of the Plan and any Award Agreement or employment, change-in-control, severance or other agreement in effect with the Participant, the terms of the Plan shall control.
(b)   Nontransferability.
(i)   Each Award shall be exercisable only by the Participant during the Participant’s lifetime or, if permissible under applicable law or the Plan, by the Participant’s legal guardian or representative or beneficiary or Permitted Transferee. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution or as set forth below in clause (ii), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii)   Notwithstanding the foregoing, the Committee may permit Awards (other than Incentive Stock Options) to be transferred by the Participant, without consideration, subject to such rules as the Committee may adopt, to (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant or the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) any other transferee as may be approved either (1) by the Board or the Committee or (2) as provided in the applicable Award Agreement (each transferee described in clause (A), (B), (C) or (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee or its delegate advance written notice describing the terms and conditions of the proposed transfer and the Committee or its delegate notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
(iii)   The terms of any Award transferred in accordance with the immediately preceding subsection shall apply to the Permitted Transferee, and any reference in the Plan, or in any applicable Award Agreement, to the Participant shall be deemed to refer to the Permitted Transferee, except that, unless otherwise provided by the Committee: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the

Participant under the Plan or otherwise; (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the transferred Award, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement; and (E) any non-competition, non-solicitation, non-disparagement, non-disclosure or other restrictive covenants contained in any Award Agreement or other agreement between the Participant and the Company or any Affiliate shall continue to apply to the Participant.
(c)   Dividends and Dividend Equivalents.   The Committee shall provide that dividend equivalents either shall accrue and be paid or distributed upon the vesting of an Award or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles and subject to such restrictions on transferability and risks of forfeiture as the Committee may specify.
(d)   No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or an Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.
(e)   Tax Withholding.
(i)   The Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to the Participant, the amount (in cash, Shares, other securities or other property) of any required withholding taxes (up to the maximum permissible withholding amounts) in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action that the Committee or the Company deems necessary to satisfy all obligations for the payment of such withholding taxes.
(ii)   Without limiting the generality of paragraph (i) above, the Committee may permit the Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) payment in cash, (B) the delivery of Shares (which Shares are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value on such date equal to such withholding liability or (C) having the Company withhold from the number of Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of Shares with a Fair Market Value on such date equal to such withholding liability. In addition, subject to any requirements of applicable law, the Participant may also satisfy the tax withholding obligations by other methods, including selling Shares that would otherwise be available for delivery; provided that the Board or the Committee has specifically approved such payment method in advance.
(f)   No Claim to Awards; No Rights to Continued Employment, Directorship or Engagement.   No employee, Director of the Company, consultant providing service to the Company or an Affiliate, or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, or to continue in the employ or the service of the Company or an Affiliate, nor shall it be construed as giving any Participant who is a Director any rights to continued service on the Board.
(g)   International Participants.   With respect to Participants who reside or work outside of the United States or are subject to non-U.S. legal restrictions or regulations, the Committee may amend the terms of the Plan or appendices thereto, or outstanding Awards, with respect to such Participants, in order to conform such terms with or accommodate the requirements of local laws, procedures or practices or to obtain more favorable tax or other treatment for the Participant, the Company or its

Affiliates. Without limiting the generality of this subsection, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability, retirement or other terminations of employment, available methods of exercise or settlement of an Award, payment of income, social insurance contributions or payroll taxes, withholding procedures and handling of any stock certificates or other indicia of ownership that vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations.
(h)   Beneficiary Designation.   The Participant’s beneficiary shall be the Participant’s spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction) or, if the Participant is otherwise unmarried at the time of death, the Participant’s estate, except to the extent that a different beneficiary is designated in accordance with procedures that may be established by the Committee from time to time for such purpose. Notwithstanding the foregoing, in the absence of a beneficiary validly designated under such Committee-established procedures and/or applicable law who is living (or in existence) at the time of death of a Participant residing or working outside the United States, any required distribution under the Plan shall be made to the executor or administrator of the estate of the Participant, or to such other individual as may be prescribed by applicable law.
(i)   Termination of Employment or Service.   The Committee, in its sole discretion, shall determine the effect of all matters and questions related to the termination of employment of or service of a Participant. Unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if the Participant’s employment with the Company or its Affiliates terminates, but such Participant continues to provide services with such Company or such Affiliate in a non-employee capacity (including as a non-employee Director) (or vice versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.
(j)   No Rights as a Stockholder.   Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Shares that are subject to Awards hereunder until such Shares have been issued or delivered to that person.
(k)   Government and Other Regulations.
(i)   Nothing in the Plan shall be deemed to authorize the Committee or Board or any members thereof to take any action contrary to applicable law or regulation, or rules of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Shares are listed or quoted.
(ii)   The obligation of the Company to settle Awards in Shares or other consideration shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such Shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such Shares may be offered for sale or sold without such registration pursuant to and in compliance with the terms of an available exemption. The Company shall be under no obligation to register for sale under the Securities Act any of the Shares to be offered for sale or sold under the Plan. The Committee shall have the authority to provide that all Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, U.S. federal securities laws, or the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such Shares or other securities of the Company are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Shares or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Shares or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(iii)   The Committee may cancel an Award or any portion thereof if it determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Shares from the public markets, the Company’s issuance of Shares to the Participant, the Participant’s acquisition of Shares from the Company and/or the Participant’s sale of Shares to the public markets illegal. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless prevented by applicable laws, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the Shares would have been vested or delivered, as applicable), over (B) the aggregate exercise price (in the case of an Option or SAR) or any amount payable as a condition of delivery of Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
(l)   Payments to Persons Other Than Participants.   If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for such person’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to such person’s spouse, child or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(m)   Nonexclusivity of the Plan.   Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
(n)   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and the Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or to otherwise segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.
(o)   Reliance on Reports.   Each member of the Committee and each member of the Board (and each such member’s respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent, registered public accounting firm of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than such member or designee.
(p)   Relationship to Other Benefits.   No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit-sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(q)   Governing Law.   The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Delaware.
(r)   Severability.   If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
(s)   Obligations Binding on Successors.   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.
(t)   Section 409A of the Code.
(i)   It is intended that the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company, including any taxes and penalties under Section 409A of the Code, and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant or any beneficiary harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.
(ii)   Notwithstanding anything in the Plan to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” within the meaning of Section 409A of the Code or, if earlier, the Participant’s date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
(iii)   In the event that the timing of payments in respect of any Award that would otherwise be considered “deferred compensation” subject to Section 409A of the Code would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder, or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.
(u)   Clawback/Forfeiture.   The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes. Notwithstanding anything to the contrary contained herein, the Committee may, to the extent permitted by applicable law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards. By accepting an Award, the Participant agrees that the Participant is subject to any clawback policies of the Company in effect from time to time.
(v)   No Representations or Covenants with Respect to Tax Qualification.   Although the Company may endeavor to (i) qualify an Award for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.
(w)   No Interference.   The existence of the Plan, any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company, the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, or preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or that are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(x)   Expenses; Titles and Headings.   The expenses of administering the Plan shall be borne by the Company and its Affiliates. The titles and headings of the sections in the Plan are for convenience of reference only, and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
(y)   Whistleblower Acknowledgments.   Notwithstanding anything to the contrary herein, nothing in this Plan or any Award Agreement will (i) prohibit a Participant from making reports of possible violations of federal law or regulation to any governmental agency or entity in accordance with the provisions of and rules promulgated under Section 21F of the Exchange Act or Section 806 of the Sarbanes-Oxley Act of 2002, or of any other whistleblower protection provisions of federal law or regulation, or (ii) require prior approval by the Company or any of its Affiliates of any reporting described in clause (i).
(z)   Lock-Up Agreements.   The Committee may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to enter into a shareholder agreement or “lock-up” agreement in such form as the Committee shall determine is necessary or desirable to further the Company’s interests.
(aa)   Restrictive Covenants.   The Committee may impose restrictions on any Award with respect to non-competition, non-solicitation, confidentiality and other restrictive covenants as it deems necessary or appropriate in its sole discretion.
*          *           *
As adopted by the Board of Directors of the Company on May 24, 2021, 2021.
As approved by the stockholders of the Company on May 24, 2021.

1. To elect Janet Rehnquist as a Class II member of the Board, to serve until the 2026 annual meeting of stockholders or until the appointment, election, and qualification of her successor. 2. To approve a proposed amendment to the NRx Pharmaceuticals, Inc. 2021 Omnibus Incentive Plan (the “Plan”) to increase the maximum number of shares of Common Stock available for issuance under the Plan from 6,713,608 to 8,713,608 shares, of which the maximum number of shares that may be delivered pursuant to the exercise of incentive stock options under the Plan shall be increased from 2,500,000 shares to 100% of the aggregate maximum amount of shares under the Plan. 3. To ratify the selection of Salberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2023. 4. To approve, on an advisory basis, the compensation of our named executive officers as set forth in the proxy statement. 5. To approve, on an advisory basis, the frequency of holding a future advisory vote on executive compensation. FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY THE BOARD OF DIRECTORS (THE “BOARD”) RECOMMENDS A VOTE “FOR” PROPOSALS 1 - 4 AND FOR THE OPTION OF “EVERY THREE YEARS” FOR PROPOSAL 5. Please mark your votes like this X Signature________________________________________ Signature if held jointly_____________________________________ Date____________, 2023. Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. CONTROL NUMBER FOR WITHHOLD PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. NRX PHARMACEUTICALS, INC. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN EVERY TWO YEARS EVERY THREE YEARS EVERY YEAR ABSTAIN INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/ nrxpharma/am2023. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your share MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on December 18, 2023. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet or Telephone - QUICK  EASY

 FOLD AND DETACH HERE AND READ THE REVERSE SIDE  NRX PHARMACEUTICALS, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 19, 2023 PROXY The undersigned appoints Stephen H. Willard, as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of NRx Pharmaceuticals, Inc. held of record by the undersigned at the close of business on November 14, 2023 at the Annual Meeting of Stockholders of NRx Pharmaceuticals, Inc. to be held on December 19, 2023, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)